Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                             Filed by a party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement – 2008 Annual Meeting of Shareholders

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

TEAM, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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200 Hermann Drive

Alvin, Texas 77511

(281) 331-6154

Notice of 2008 Annual Meeting and Proxy Statement

August 25, 2008

To Our Shareholders:

On behalf of the Board of Directors, it is my pleasure to invite you to attend the 2008 Annual Meeting of Shareholders of Team, Inc. The Annual Meeting will be held on Thursday, September 25, 2008 at 3:00 p.m., local time, at our headquarters located at 200 Hermann Drive, Alvin, Texas 77511. A notice of the meeting, a Proxy Statement and a proxy card containing information about the matters to be voted upon are enclosed.

In addition to the Proxy Statement, you should have also received a copy of our Annual Report on Form 10-K for the fiscal year ended May 31, 2008. We encourage you to read the Form 10-K. It includes information about our operations as well as our audited, consolidated financial statements. If you did not receive a copy of our 2008 Annual Report on Form 10-K, you can read it on our website at www.teamindustrialservices.com.

Please use this opportunity to take part in the affairs of our company by voting on the business to come before this meeting. Whether or not you plan to attend the meeting, please complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope or vote electronically via the Internet or telephone. See “About the Annual Meeting—How do I vote by proxy?” in the proxy statement for more details. Instructions for each type of voting are included with the instructions on your proxy card. Returning the proxy card or voting electronically does not deprive you of your right to attend the meeting and to vote your shares in person for the matters to be acted upon at the meeting. However, if your shares are held through a broker or other nominee, you must obtain a legal proxy from the record holder of your shares in order to vote at the meeting.

Sincerely,

Chairman of the Board of Directors
and Chief Executive Officer

i

TEAM, INC.

200 Hermann Drive

Alvin, Texas 77511

NOTICE OF 2008 ANNUAL MEETING OF SHAREHOLDERS

Time and Date:	3:00 p.m., local time, on Thursday, September 25, 2008

Location:	Team, Inc.
200 Hermann Drive
Alvin, Texas 77511

Items of Business:	• To elect two persons to serve as Class I Directors to hold office until the 2011 Annual Meeting of Shareholders (Proposal No. 1).

• To approve the material terms of the performance goals under the First Amended and Restated Team, Inc. 2006 Stock Incentive Plan (Proposal No. 2).

• Such other business as may properly come before the meeting, or any adjournment thereof.

Record Date:	The shareholders of record as of the close of business on Friday, August 8, 2008 will be entitled to vote at the Annual Meeting, or any adjournment thereof.

Proxy Voting:	It is important that your shares be represented and voted at the Annual Meeting. You can vote your shares by completing and returning the proxy card sent to you. You also have the option of voting your shares on the Internet or by telephone. Voting instructions are printed on your proxy card and are included in the accompanying Proxy Statement. You can revoke a proxy at any time prior to its exercise at the Annual Meeting by following the instructions in the Proxy Statement.

YOUR VOTE IS IMPORTANT.

PLEASE SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD PROMPTLY.

ii

TEAM, INC.

200 Hermann Drive

Alvin, Texas 77511

(281) 331-6154

PROXY STATEMENT

GENERAL

These proxy materials are being provided to you in connection with the 2008 Annual Meeting of Shareholders of Team Inc. This Proxy Statement, the accompanying proxy card and the Company’s 2008 Annual Report on Form 10-K were first mailed to shareholders on or about August 25, 2008. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters to be brought before the Annual Meeting. Please read it carefully.

Unless otherwise indicated, the terms “Team, Inc.”, “Team”, “the Company”, “we”, “our” and “us” are used in these proxy materials to refer to Team, Inc. We are incorporated in the state of Texas and our company website can be found at www.teamindustrialservices.com. Our stock is traded on the NASDAQ Global Select Market (“NASDAQ”) under the symbol “TISI” and our fiscal year ends May  31 of each year.

ABOUT THE ANNUAL MEETING

Who is soliciting my vote?

The Board of Directors of Team Inc. (the “Board”) is soliciting your vote in connection with our 2008 Annual Meeting of Shareholders.

What is the purpose of the Annual Meeting?

The meeting will be our regular Annual Meeting of Shareholders. You will be voting on the following matters at our Annual Meeting of Shareholders:

1.	Election of two directors to hold office until the 2011 Annual Meeting of Shareholders;

2.	Approval of the material terms of the performance goals under the First Amended and Restated Team, Inc. 2006 Stock Incentive Plan; and

3.	Any other business that may properly come before the Annual Meeting of Shareholders.

How does the Board of Directors recommend I vote?

The Board recommends a vote:

For the election of Louis A. Waters and Philip J. Hawk as Class I Directors; and

For the proposal to approve the material terms of performance goals under the First Amended and Restated Team, Inc. 2006 Stock Incentive Plan.

Who is entitled to vote at the Annual Meeting?

The Board has set August 8, 2008 as the record date for the Annual Meeting (the “Record Date”). All shareholders who owned common stock of Team at the close of business on the Record Date may attend and vote at the Annual Meeting of Shareholders.

How many votes can be cast by all shareholders?

Each share of Team common stock is entitled to one vote. There is no cumulative voting. There were 18,766,327 shares of Team common stock outstanding and entitled to vote on the Record Date.

How many votes must be present to hold the Annual Meeting?

A majority of the outstanding shares of Team common stock as of the Record Date must be present at the Annual Meeting of Shareholders in order to hold the annual meeting and conduct business. This is called a

“quorum.” Your shares are counted as present at the Annual Meeting of Shareholders if you are present at the annual meeting and vote in person, a proxy card has been properly submitted by you or on your behalf, or you have voted on the Internet or by telephone. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. A “broker non-vote” is a share of common stock that is beneficially owned by a person or entity and held by a broker or other nominee, but for which the broker or other nominee (i) lacks the discretionary authority to vote on certain matters, and (ii) has not received voting instructions from the beneficial owner in respect of these specific matters.

How many votes are required to approve each proposal in this Proxy Statement?

Election of Directors. Directors are elected by a plurality of the votes cast. This means that the two individuals nominated for election to the Board who receive the most “FOR” votes (among votes properly cast in person or by proxy) will be elected. Abstentions are not counted for purposes of the election of directors.

Approval of material terms of the performance goals under the First Amended and Restated Team, Inc. 2006 Stock Incentive Plan. The affirmative vote of a majority of the shares having voting power represented at the Annual Meeting of Shareholders in person or by proxy is necessary for this proposal to be approved. Any shares not voted as a result of an abstention effectively will be treated as a vote against this proposal because they will count in determining whether the shares are present, but not as a vote for this proposal. Broker non-votes will not count for or against this proposal.

How do I vote by proxy?

You can vote your shares by completing and returning the proxy card accompanying this Proxy Statement. You also have the option of voting your shares on the Internet or by telephone. Your Internet or telephone vote authorizes the named proxies to vote shares in the same manner as if you marked, signed, and returned your proxy card or voting instruction card. Please see your proxy card or voting instruction card for more information on how to vote by proxy.

What if I don’t vote for some of the items listed on my proxy card or voting instruction card?

If you return your signed proxy card or voting instruction card in the enclosed envelope but do not mark selections, it will be voted in accordance with the recommendations of the Board. The Board has designated André C. Bouchard and Ted W. Owen to serve as proxies. If you indicate a choice with respect to any matter to be acted upon on your proxy card or voting instruction card, your shares will be voted in accordance with your instructions.

If you are a beneficial owner and hold your shares in street name through a broker or other nominee and do not return the voting instruction card, the broker or other nominee will determine if it has the discretionary authority to vote on each matter voted upon at the Annual Meeting of Shareholders. Under applicable rules, brokers have the discretion to vote on routine matters, such as the uncontested election of directors.

Who pays for the proxy solicitation and how will the Company solicit votes?

We bear the expense of printing and mailing proxy materials. In addition to this solicitation of proxies by mail, our directors, officers, and other employees may solicit proxies by personal interview, telephone, facsimile, or email. These individuals will not be paid any additional compensation for any such solicitation. We will request brokers and other nominees who hold shares of common stock in their names to furnish proxy materials to beneficial owners of such shares. We will reimburse such brokers and other nominees for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners.

Can I change or revoke my vote after I return my proxy card or voting instruction card?

Yes. Even if you sign the proxy card or voting instruction card in the form accompanying this Proxy Statement, vote by telephone, or vote on the Internet, you retain the power to revoke your proxy or change your vote. You can revoke your proxy or change your vote at any time before it is exercised at the Annual Meeting of Shareholders by providing written notice to our Corporate Secretary at: Team, Inc. Attn.: Corporate Secretary, 200 Hermann Drive, Alvin, Texas 77511, specifying such revocation. You may change your vote by timely delivering a valid, later-dated proxy or a later-dated vote by telephone or on the Internet or by voting in person at the Annual Meeting of Shareholders. However, please note that if you would like to vote at the Annual Meeting of Shareholders and you are not the shareholder of record, you must request, complete, and deliver a proxy from your broker or other nominee.

PROPOSAL ONE—ELECTION OF DIRECTORS

Nominees for Election

(Proposal No. 1 on the Proxy Card)

Our Restated Articles of Incorporation and Bylaws provide that our Board will consist of not less than six nor more than nine persons, the exact number to be fixed from time-to-time by the Board. The Board has fixed the current number of directors at seven. Our directors are divided into three classes designated as Class I, Class II and Class III. Each class consists, as nearly as possible, of one-third of the total number of directors constituting the entire Board. The Class I directors serve for a term expiring at the 2008 Annual Meeting of Shareholders, the Class II directors serve for a term expiring at the 2009 Annual Meeting of Shareholders and the Class III directors serve for a term expiring at the 2010 Annual Meeting of Shareholders. At each Annual Meeting of Shareholders, successors to the class of directors whose term expires at that annual meeting are elected for a term expiring at the third succeeding annual meeting. Each director holds office until the annual meeting for the year in which his or her term expires and until a successor has been elected and qualified, or until such director’s earlier death, resignation, retirement, disqualification or removal.

The Board has nominated the following two persons for election as Class I Directors to serve a three-year term expiring on the date of our 2011 Annual Meeting of Shareholders, and until their successors are duly elected and qualified:

•	Philip J. Hawk

•	Louis A. Waters

Biographical information about each of the nominees is provided under “The Board of Directors and its Committees” below.

Directors will be elected by a plurality of votes cast at the 2008 Annual Meeting of Shareholders. Shareholders may not cumulate their votes for the election of directors. Unless contrary instructions are set forth in the proxies, the persons with full power of attorney to act as proxies at the 2008 Annual Meeting will vote all shares represented by such proxies for the election of the nominees named therein as directors. Should any of the nominees become unable or unwilling to accept nomination or election, it is intended that the persons acting under the proxy will vote for the election, in the nominee’s stead, of such other persons as our Board may recommend. Our senior management has no reason to believe that any of the nominees will be unable or unwilling to stand for election or to serve if elected.

The Board of Directors recommends that you vote FOR all Nominees.

PROPOSAL TWO—APPROVAL OF THE MATERIAL TERMS OF THE

PERFORMANCE GOALS UNDER THE TEAM, INC. FIRST AMENDED

AND RESTATED 2006 STOCK INCENTIVE PLAN

(Proposal No. 2 on the Proxy Card)

The Board of Directors asks the shareholders to approve the material terms of performance goals that may apply to awards under the First Amended and Restated Team, Inc. 2006 Stock Incentive Plan, now known as the Team, Inc. 2006 Stock Incentive Plan (as amended and restated effective August 1, 2008) (the “Plan”). Shareholders approved the Plan at the Company’s Annual Meeting of Shareholders in 2006 and approved an increase in shares in 2007. Approval of the material terms of the performance goals is needed under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), if the Company desires to take a federal tax deduction for certain compensation awards under the Plan.

Section 162(m) imposes an annual deduction limit of $1 million on the amount of compensation paid to each of the chief executive officer and the four other most highly compensated officers. The deduction limit does not apply to “qualified performance-based compensation.” Stock options granted under the Plan are considered qualified performance-based compensation because, among other things, the Plan was approved by shareholders and the stock options are granted at no less than the fair market value of the Company’s stock on the grant date. However, other types of awards, such as restricted stock, must satisfy additional requirements.

The deduction limit of Section 162(m) of the Code will not apply to compensation payable solely on account of attainment of one or more performance goals if:

•	the performance goals are objective, pre-established and determined by a compensation committee comprised solely of two or more outside directors;

•	the material terms of the performance goals under which the compensation is to be paid are disclosed to the shareholders and approved by a majority vote; and

•	the compensation committee certifies that the performance goals and other material terms were in fact satisfied before the compensation is paid.

The Board of Directors is submitting this proposal to shareholders for approval of the material terms of performance goals set forth in the Plan (the “Performance Goals”). If shareholders fail to approve the proposal, the Company will still be able to make awards under the Plan, but awards (other than stock options and stock appreciation rights) will be subject to the deduction limit under Section 162(m) of the Code.

A copy of the Plan is included as Appendix I to this Proxy Statement. Capitalized terms used but not defined in this proposal have the same meaning as in the Plan.

Material Terms of Performance Goals under the Plan

Awards under the Plan may be granted to the Company’s employees, directors, consultants and advisors. Under the Plan, any award may, but need not, be subject to the satisfaction of one or more performance goals. Performance-based compensation will be awarded if the Compensation Committee of the Company’s Board of Directors (the “Committee”), which consists exclusively of independent directors, determines that such awards are in the best interest of the Company and its shareholders. Performance goals for awards will be determined by the Committee and will be designed to support the Company’s business strategy and align participants’ interests with shareholder interests.

Awards (other than stock options and stock appreciation rights) intended to qualify as performance-based compensation under Section 162(m) of the Code will be subject to performance goals based on one or more of the following business criteria as applied, in the Committee’s discretion, to the Company as a whole or a division or business unit of the Company: earnings per share, return on equity, return on invested capital, relative total shareholder return, revenue growth, stock performance, net income, return on sales, return on assets, economic value added, cash flow, operating profits and net operating income.

Summary of Other Features of the Plan

The summary below is intended to provide context for the Performance Goals that shareholders are being asked to approve.

Under the Plan, the number of shares of common stock authorized for issuance is 5,400,000 shares. The number of authorized shares may be adjusted in the case of a stock split, acquisition or similar event described in Part VII of the Plan. As of August 1, 2008, 4,618,832 shares have been granted and 781,168 shares remain available for grant under the Plan. No individual may receive stock option or stock appreciation right awards for more than 500,000 shares in any year.

The Committee has the sole discretion to administer the Plan, to grant awards under the Plan and determine the terms, timing, transferability and method of exercise of awards, as applicable. Except in the case of awards made through assumption of, or in substitution for, outstanding awards previously granted by an acquired company, and except as a result of an adjustment event specified in Part VII, stock-based awards under the Plan may not have a grant or exercise price (or equivalent) of less than 100% of fair market value of the stock on the date the Committee makes the award.

No awards may be granted under the Plan after July 31, 2016.

The Board of Directors may amend, alter, discontinue or terminate the Plan at any time. However, shareholder approval must be obtained for any amendment that would increase the number of shares available for awards except as permitted by Part VII of the Plan.

Tax Matters

The following description sets forth federal income tax aspects of awards under the Plan. In general, a participant has no taxable event at the time of grant of an option, but will realize ordinary income at the time of exercise in an amount equal to the difference between the exercise price and the fair market value of the stock at the time of exercise. The Company will be entitled to a corresponding deduction. In the case of incentive stock options, the participant may not recognize ordinary income at the time of exercise (except for purposes of the alternative minimum tax) if he or she observes certain holding period requirements, in which case when the shares are sold the entire gain over the exercise price will be taxable at capital gains rates, and the Company will not be entitled to a deduction. The recipient of a restricted stock award has no taxable event at the time of grant, but will realize ordinary income at the time such award is vested in an amount equal to fair market value of the shares at that time, and the Company will be entitled to a corresponding deduction.

The Board of Directors unanimously recommends a vote FOR the proposal to approve the material terms of the performance goals under the Team, Inc. 2006 Stock Incentive Plan.

CORPORATE GOVERNANCE

Corporate Governance Principles and Materials

We are committed to the enhancement of long-term shareholder value with the highest standards of integrity and ethics. With that in mind, our Board has adopted a set of Corporate Governance Principles to provide an effective corporate governance framework for Team reflecting our core values and providing a foundation for our governance. In support of our Corporate Governance Principles, our Board has adopted charters for each of the committees of the Board and a Code of Ethical Conduct for all of our employees and directors. We believe that we have established procedures and put practices in place which are designed to enhance and protect the interests of our shareholders.

The following corporate governance materials are available and can be viewed and downloaded from our website at www.teamindustrialservices.com on the “Investors” page under “Governance”:

(i)	the Company’s Corporate Governance Principles;

(ii)	the Company’s Stock Plan Summary;

(iii)	details regarding Meetings and Committees of the Board;

(iv)	Charters for the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee, attached hereto as Appendices II, III and IV, respectively;

(v)	the Audit Committee Report;

(vi)	the Compensation Committee Report; and

(vii)	the Company’s Code of Ethical Conduct.

A copy of these materials is available to shareholders free of charge on written request to the Company’s Secretary at: Team, Inc., Attention: Corporate Secretary, 200 Hermann Drive, Alvin, Texas 77511.

Director Independence

Our Board believes that the interests of the shareholders are best served by having a substantial number of objective, independent representatives on the Board. For this purpose, a director will be considered “independent” only if the Board affirmatively determines that the director does not have any direct or indirect material relationship with Team that may impair, or appear to impair, the director’s ability to make independent judgments. The Board has evaluated all relationships between each director and director nominee and Team and has determined that, except for Mr. Hawk, all the director nominees and directors not standing for election are “independent” as that term is defined in the applicable rules of NASDAQ. In making this determination, the Board considered transactions and relationships between each director or his or her immediate family and the Company and its subsidiaries, including those reported under “Compensation Committee Interlocks and Insider Participation” and “Transactions with Related Persons” below. The purpose of this review was to determine whether any such relationships or transactions were material and, therefore, inconsistent with a determination that the director is independent. There are no family relationships between any nominees, directors and senior executive officers. Mr. Hawk is not independent because of his employment as the Chief Executive Officer (“CEO”) of Team.

During its review of director independence, the Board specifically considered the relationship between Team and the law firm of Chamberlain, Hrdlicka, White, Williams and Martin of Houston, Texas (“CHWWM”), of which Mr. Sidney B. Williams is the sole shareholder of a professional corporation that is a partner in such law firm. CHWWM is a law firm that has provided legal services to Team for many years. Our fee arrangement with CHWWM is negotiated on the same basis as arrangements with other outside legal counsel and is subject to the same terms and conditions. The fees we pay to CHWWM are comparable to those that we pay to other law firms for similar services. The fees we paid to CHWWM in fiscal 2008 were approximately $65,000.

Mr. Williams is compensated by CHWWM on a fixed fee arrangement. While the relationship between Team and CHWWM was not required to be disclosed, the Board still considered this relationship in connection with its analysis of director independence. Based on its review, the Board concluded that this relationship (i) was not material to us or to Mr. Williams, (ii) does not interfere with the exercise of Mr. Williams’ independent judgment, and (iii) did not adversely impact the Board’s determination that Mr. Williams is independent.

The Board will continue to monitor the standards for director independence established under applicable law or NASDAQ listing requirements and will ensure that our Corporate Governance Principles continue to be consistent with those standards.

Lead Independent Director

The Board maintains the position of Lead Director. Mr. Louis A. Waters has served as our Lead Director since June 2007. As duties and responsibilities, the Lead Director (i) presides at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors, and sets agendas for executive sessions; (ii) monitors and responds directly to shareholder and other stakeholder questions and comments that are directed to the Lead Director or to the independent directors as a group, with such consultation with the Chairman and CEO or other directors or management as the Lead Director may deem appropriate; (iii) reviews and coordinates meeting agendas, information and schedules for the Board; (iv) ensures personal availability for consultation and communication with independent directors and with the Chairman and CEO or management, as appropriate; (v) provides guidance on director orientation; and (vi) calls special meetings of the independent directors in accordance with our by-laws, as the Lead Director may deem appropriate. Our General Counsel and Secretary supports the Lead Director in fulfilling the Lead Director role. During 2008, the independent directors met as a group five times. These meetings were conducted, without any management director or employees of Team present (except by invitation), to discuss matters related to the oversight and governance of Team, compliance with NASDAQ and Securities and Exchange Commission rules, and the performance of our senior executives.

Communications with the Board of Directors

Our Board has established a process for our shareholders and other interested parties to communicate with the Lead Director or the Board. Such communication should be in writing, addressed to the Board or an individual director to Team, Inc., 200 Hermann Drive, Alvin, Texas 77511, c/o Corporate Secretary. All such correspondence is reviewed by our Secretary’s office, which forwards the material to the applicable director.

Director Education

Pursuant to our Corporate Governance Principles, each member of the Board is provided with a membership in the National Association of Corporate Directors and is encouraged to participate in continuing director education programs.

Succession Planning

The Compensation Committee annually reports to the Board on succession planning and collaborates with the Board to evaluate potential successors to our CEO and senior executives. As part of this process, the Compensation Committee solicits views from the non-management members of the Board.

Share Ownership Guidelines; Restrictions on Trading in Company Securities

In an effort to more closely link our non-management directors’ financial interests with those of our shareholders, the Compensation Committee of the Board has established share ownership guidelines for our non-management directors. Under these guidelines, our non-management directors are expected to own common stock of Team valued at a minimum of $150,000. Our non-management directors have a three year transition period to meet these guidelines. Newly appointed directors are expected to meet or exceed these guidelines within three years of joining the Board.

In an effort to align the financial interests of our senior executives with those of our shareholders, we have established share ownership guidelines for our senior executives. Under these guidelines, our CEO is expected to own common stock of Team valued at three times his base salary. The guideline for the rest of our senior executives is one times their base salary. Our senior executives have a three year transition period to meet these guidelines. Newly appointed senior executives are expected to meet or exceed these guidelines within five years of entering their respective positions.

Because short-range speculation in our securities based on fluctuations in the market may cause conflicts of interests with our shareholders, our Insider Trading Policy prohibits trading in options, warrants, puts and calls related to our securities and it also prohibits selling our securities short.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

The following table sets forth the names and ages of the nominees for election as directors and the current members of the Board who will continue serving following the Annual Meeting of Shareholders, as well as background information relating directly to such individuals’ business experience. The persons who have been nominated for election and are to be voted upon at the Annual Meeting of Shareholders are listed first, with continuing directors following thereafter.

Director Nominees

The Board of Directors unanimously recommends a vote FOR the election of the nominees listed below.

Set forth below is certain information as of August 8, 2008 concerning the nominees for election at the 2008 Annual Meeting of Shareholders as Class I directors, including the business experience of each nominee for at least the past five years:

Name	Age	Present Position With the Company	Director Since
Philip J. Hawk	54	Chairman & CEO	1998
Louis A. Waters	70	Director	1998

Mr. Hawk was appointed as our Chairman of the Board and CEO in November 1998. Mr. Hawk is also a director of NCI Building Systems, Inc.

Mr. Waters manages the Waters Group, a family investment company. He was the Founding Chairman of Browning-Ferris Industries, Inc. (NYSE) and served that company from its inception in 1969 until his retirement in March 1997. Mr. Waters was also the Founding Chairman of Tyler Corp (NYSE) serving that company from September 1997 until he retired in March 2002. Mr. Waters serves as the Lead Director of our Board.

Directors Continuing in Office

Set forth below is certain information concerning the five directors continuing in office until the expiration of their respective terms, including the business experience of each director for at least the past five years:

Name	Age	Present Position With the Company	Director Since	Class	Expiration of Present Term
Vincent D. Foster	51	Director	2005	Class II	2009
Jack M. Johnson, Jr.	70	Director	1992	Class II	2009
Robert A. Peiser	60	Director	2006	Class II	2009
Emmett J. Lescroart	57	Director	2004	Class III	2010
Sidney B. Williams	74	Director	1973	Class III	2010

Mr. Foster has served as CEO of Main Street Capital Corporation, a specialty investment company, since March 2007. Mr. Foster has also been Senior Managing Director of Main Street Capital Partners, LLC (and its predecessor firms), a corporate investment firm, since 1997. Mr. Foster currently serves as a Director of U.S. Concrete, Inc. and Carriage Services, Inc. Mr. Foster holds a Juris Doctor degree and is a Certified Public Accountant.

Mr. Johnson has been Managing General Partner of Wintermann & Company, a partnership that manages approximately 25,000 acres of real estate in Texas used in farming, ranching and oil and gas exploration activities, for more than the past five years. Mr. Johnson is also President of Winco Agriproducts, an agricultural products company that primarily processes rice for seed and commercial sale. Mr. Johnson is also a director of Security State Bank in Anahuac, Texas.

Mr. Peiser is the Chairman and CEO of Omniflight Helicopters, Inc., an air medical services provider, and serves on the Board of Directors of Solutia, Inc., a specialty chemicals manufacturer. Mr. Peiser formerly served as the President and CEO of Imperial Sugar Company, a publicly traded refiner and marketer of sugar products and served on its Board of Directors from April 2002 until January 2008.

Mr. Lescroart is a Managing Director of EJL Capital, LLC, a private investment banking firm and has been in this position since 2001. He is also an independent private investor managing his personal investments and has done this since 1996. Mr. Lescroart was Managing Director of Chapman Associates from 2005 until June 2008. For twenty years prior to 1996, he was employed with Cooperheat Company in positions of increased responsibility and authority, becoming CEO in 1983 and remaining in that position until resigning in 1996 to pursue his personal investments business. In August 2004, certain of the assets of a successor to the Cooperheat entity were acquired by the Company.

Mr. Williams is the sole shareholder of a professional corporation which is a partner in the law firm of Chamberlain, Hrdlicka, White, Williams & Martin in Houston, Texas. He has been a partner in that firm for more than the past five years.

Meetings and Committees of the Board

Board of Directors

Currently, the Board is comprised of seven directors, each of who serves a three-year term or until his or her successor is duly elected and qualified.

The Board held seven meetings during the fiscal year ended May 31, 2008. No director attended fewer than 75% of the meetings held during the period for which he served as a member of the Board and the committees on which he served. We do not have a formal policy regarding director attendance at our annual meetings of shareholders; however, we do encourage all directors to attend all meetings of shareholders. All directors were in attendance at the 2007 Annual Meeting of Shareholders.

The Board has an Executive Committee, an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee. Each committee maintains its own written charter, which can be viewed and downloaded from our website at www.teamindustrialservices.com on the “Investors” page under “Governance”.

Executive Committee

The Executive Committee is composed of Messrs. Hawk, Williams and Waters. The Executive Committee is responsible for assisting with the general management of the business and affairs of Team as needed during intervals between meetings of the Board. The Executive Committee had no meetings during fiscal 2008.

Audit Committee

The Audit Committee is charged with the duties of recommending the appointment of the independent certified public accountants; reviewing their fees; ensuring that proper guidelines are established for the dissemination of financial information to the shareholders; meeting periodically with the independent certified public accountants, the Board and certain officers of Team and its subsidiaries to ensure the adequacy of internal controls and reporting; reviewing consolidated financial statements; providing oversight to our internal audit function; and performing any other duties or functions deemed appropriate by the Board. The Board has determined that Mr. Foster and Mr. Peiser are “audit committee financial experts” within the meaning of SEC regulations. In addition, the Board has determined that each member of the Audit Committee is independent, as defined by the applicable listing requirements of NASDAQ. The Audit Committee is established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Mr. Foster is Chairman of the Audit Committee and serves with Messrs. Peiser and Johnson. The Audit Committee met eight times during fiscal 2008. Further information regarding the Audit Committee is set out in the “Audit Committee Report” below.

Compensation Committee

The Compensation Committee reviews management performance and makes recommendations to the Board concerning the amounts and types of compensation to be paid to the Chairman and CEO and reviews and approves the amounts and types of compensation to be paid to our other senior executives and to the non-employee directors. Mr. Johnson is the Chairman of the Compensation Committee and serves with Messrs. Lescroart, Waters and Williams. The Compensation Committee met eight times during fiscal 2008. Further information regarding the Compensation Committee is set out in the “Compensation Discussion and Analysis” section below.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee of the Board was, during fiscal 2008, an officer or employee of Team or any of its subsidiaries, or was formerly an officer of Team or any of its subsidiaries or had any relationship requiring disclosure by Team. During fiscal 2008, no executive officer of Team served as (i) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on the Compensation Committee of the Board, (ii) a director of another entity, one of whose executive officers served on the Compensation Committee of the Board, or (iii) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as a director of Team.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee, which met one time during fiscal 2008, is charged with recommending director nominees to the Board; evaluating the contribution and performance of members and committees of the Board; developing appropriate corporate governance principles for Team; and ensuring the processes of the Board are sufficient and consistent with its oversight role of Team. Each member of the Corporate Governance and Nominating Committee is independent, as defined by the applicable listing requirements of the NASDAQ. Mr. Williams is Chairman of the Corporate Governance and Nominating Committee and serves with Messrs. Peiser and Waters.

In considering whether to recommend directors who are eligible to stand for re-election, the Corporate Governance and Nominating Committee may consider a variety of factors, including a director’s contribution to the Board and the ability to continue to contribute productively, attendance at Board and committee meetings and compliance with the Corporate Governance Principles, as well as whether the director continues to possess the attributes, capabilities and qualifications considered necessary or desirable for board service, the results of the annual board self-evaluation, the independence of the director and the nature and extent of the director’s non-Company activities.

Whenever a vacancy occurs in the Board, either because of a newly-created director position or the removal or retirement of an existing director, the Board, acting on the recommendation of the Governance and Nominating Committee, shall select a person to fill the vacancy and that person shall serve as a director until the next annual meeting of shareholders, at which time such person (or another Board nominee) shall be submitted to our shareholders for election to the Board. The Corporate Governance and Nominating Committee will consider director nominees who the Committee believes have demonstrated a high level of personal and professional integrity and exceptional ability and judgment. The Corporate Governance and Nominating Committee is authorized to use any methods it deems appropriate for identifying candidates for Board membership, including recommendations from current directors and recommendations from shareholders. The Corporate Governance and Nominating Committee may engage outside search firms to identify suitable candidates. The Corporate Governance and Nominating Committee is also authorized to engage in whatever investigation and evaluation process it deems appropriate, including a thorough review of the candidate’s background, characteristics, qualities and qualifications and personal interviews with the Committee as a whole, one of more members of the Committee, or one or more other Board members. The Corporate Governance and Nominating Committee will examine whether a director nominee is likely to be effective, in conjunction with other nominees and the continuing directors, in serving the long-term interest of our shareholders. The Corporate Governance and Nominating Committee will also examine other qualifications of a director nominee listed in our Corporate Governance Principles, including experience in formulating policy in areas relevant to Team’s activities as well as skills and business experience that complement the other directors on the Board.

The Corporate Governance and Nominating Committee and the Board will consider nominees for the Board that are recommended by any Team shareholder entitled to vote for the election of directors in the same manner as other candidates. A nominating shareholder must submit any recommendation in writing to the Corporate Governance and Nominating Committee, c/o the Corporate Secretary, 200 Hermann Drive, Alvin, Texas 77511, by May 31 each year for consideration for the next Annual Meeting of Shareholders. Such recommendation must be accompanied by a description of each nominee’s qualifications, experience and background, as well as a statement signed by each such nominee consenting to being nominated and, if elected, to serving as director.

Annual Performance Evaluations of Directors

The Corporate Governance and Nominating Committee conducts periodic individual director performance reviews particularly when a director is standing for re-election. In addition, the Chairs of each of the committees conduct periodic individual performance reviews of directors on their respective committees.

COMPENSATION OF DIRECTORS

In setting non-management director compensation, the Compensation Committee considers factors it deems appropriate, including market data, and recommends the form and amount of compensation to the Board for approval.

In fiscal 2008, all non-management directors (other than Audit Committee members) received an annual cash fee of $30,000 paid in four equal quarterly installments. The annual cash fee for Audit Committee members, other than the Chairman, was $35,000 paid in four equal quarterly installments. The Chairman of the Audit Committee received an annual cash fee of $40,000 paid in four equal quarterly installments. In addition to the annual cash fees, all non-management directors received an additional $10,000 paid in the form of Team common stock. The stock payments are made July 1 of each year with the number of shares determined by dividing $10,000 by the closing price per share on the preceding business day. 291 shares were issued to each non-employee director on July 1, 2008. Non-management directors do not receive meeting fee payments.

In December 1991, we adopted the Non-Employee Directors Stock Option Plan (the “Non-Employee Director Plan”), which was amended in 1994. The Non-Employee Director Plan, as amended, authorizes the award of stock options for an aggregate of 1,220,000 shares of common stock to our non-management directors. The purpose of the Non-Employee Director Plan is to attract and retain the services of experienced and knowledgeable independent individuals as directors, to extend to them the opportunity to acquire a proprietary interest in Team so that they will apply their best efforts for the benefit of Team and our shareholders, and to provide such individuals with an additional incentive to continue in their positions.

Pursuant to the Non-Employee Director Plan, each non-management director has historically received an automatic grant of stock options upon such director’s appointment, reappointment, election or reelection to the Board equal to the product obtained by multiplying 10,000 (adjusted for the August 15, 2007 stock split) by the number of years, or any part of any year, that such director is appointed or elected to serve on the Board of Directors. The exercise price of the options has been equal to the fair market value of Team common stock on the date of grant, and the options expire ten years after the date of grant. Options to purchase 10,000 shares vest on the date of grant and each anniversary thereafter until all of the options granted are fully vested. As a result of the significant increase in accounting costs to our Company for the award of stock options (as described under “Long-Term Incentive Compensation” in the “Compensation Discussion and Analysis” section below), our Board has decided to forego stock options under the Non-Employee Director Plan in favor of restricted stock beginning with fiscal 2009. During fiscal 2008, Messrs. Williams and Lescroart were each granted options to purchase 30,000 shares with an exercise price of $27.72 per share, pursuant to their election to the Board of Directors at the 2007 Annual Meeting. See Director Compensation table below.

The following table sets forth director compensation for fiscal 2008.

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (2)	Total ($)	Total Options Outstanding at May 31, 2008 (#)
Philip J. Hawk (1)	—	—	—	—	—
Louis A. Waters	$30,000	$10,000	$8,514	$48,514	100,000
Vincent D. Foster	$40,000	$10,000	$48,600	$98,600	40,000
Jack M. Johnson, Jr.	$35,000	$10,000	$48,600	$93,600	60,000
Robert A. Peiser	$35,000	$10,000	$48,600	$93,600	20,000
Emmett J. Lescroart	$30,000	$10,000	$141,804	$181,804	100,000
Sidney B. Williams	$30,000	$10,000	$124,667	$164,667	90,000

(1)	Mr. Hawk is a Named Executive Officer and as such all of his stock options are reported in the Outstanding Equity Awards at Fiscal Year-End table.
(2)	For a description of the assumptions made in calculating the proportionate share of the grant date fair value of the options recognized during fiscal 2008 in accordance with SFAS No. 123R, see Note 9 to the Company’s footnotes to its audited financial statements as filed in the Form 10-K for the year ended May 31, 2008. These amounts reflect our accounting expense for these awards for the year ended May 31, 2008 and do not correspond to the actual value, if any, that may be received by the directors of the Company.

EXECUTIVE OFFICERS

The following table sets forth information regarding our current executive officers as of the Record Date. Each person holds the offices indicated until his successor is chosen and qualified at the regular meeting of the Board of Directors to be held following the 2008 Annual Meeting of Shareholders, or until such officer’s earlier death, retirement, disqualification or removal.

Name of Director or Officer	Age	Officer Since	Position with Company
Philip J. Hawk	54	1998	Chairman of the Board and Chief Executive Officer
Ted W. Owen	56	1998	Senior Vice President, Chief Financial Officer and Treasurer
André C. Bouchard	43	2008	Senior Vice President, General Counsel and Secretary
John P. Kearns	52	1998	Senior Vice President, Operations Support and Technology Development
David C. Palmore	52	2007	Senior Vice President, TMS Division
Arthur F. Victorson	47	2007	Senior Vice President, TCM Division
Peter W. Wallace	45	2007	Senior Vice President, Commercial Support and Business Development

Information concerning the business experience of Mr. Hawk is provided under the section entitled “Director Nominees.”

Mr. Owen is Senior Vice President, Chief Financial Officer and has served as a Senior Vice President since 2003. Mr. Owen joined Team in February 1998 and in April 1998 was elected Vice President, Chief Financial Officer and Treasurer.

Mr. Bouchard is Senior Vice President, General Counsel and Secretary. Mr. Bouchard joined Team in January 2008. From 1994 until joining Team in 2008, he held various positions with Southern Union Company, including Vice President, Senior Assistant General Counsel, and with Panhandle Eastern Pipe Line Company, LP including Vice President—Administration and General Counsel.

Mr. Kearns is Senior Vice President, Operations Support and Technology Development and has served in that position since 1998. Mr. Kearns joined Team in 1980 as a design engineer and assumed the position of Vice President of Engineering and Manufacturing in 1996. Throughout his career with Team, Mr. Kearns has been involved with our engineering, manufacturing and research and development functions.

Mr. Palmore is Senior Vice President, TMS Division and has served in that position since June 2007. Mr. Palmore joined Team in 1996 as a Regional Manager. From 2004 until June 2007, he served as the Group Vice President—TMS Division.

Mr. Victorson is Senior Vice President, TCM Division and has served in that position since June 2007. Mr. Victorson joined Team at the time of the acquisition of the assets of Cooperheat-MQS, Inc. in 2004. He had been with Cooperheat-MQS, Inc. since 1997. From 2001—2004 he held various management positions with Cooperheat-MQS. From 2006 until June 2007, he served as the Group Vice President—TCM Division.

Mr. Wallace is Senior Vice President, Commercial Support and Business Development. Mr. Wallace joined Team in 1987 as an Operations Supervisor. From 1989 to 1996 he was a Branch Manager, from 1997 to 2000 he was the Managing Director S.E. Asia, and from 2001 to 2004, he was a Regional Manager. From 2005 until June 2007, Mr.  Wallace served as a Vice President and General Manager of the Southeast Region of the TMS Division.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with our management. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Board of Directors has adopted a written charter for the Compensation Committee, a copy of which is posted on the Company’s website at www.teamindustrialservices.com on the “Investors” page under “Governance” and is attached as Appendix III to this Proxy Statement.

Jack M. Johnson, Jr., Chairman

Emmett J. Lescroart

Louis A. Waters

Sidney B. Williams

COMPENSATION DISCUSSION AND ANALYSIS

Overview

Our executive compensation policies are designed to provide aggregate compensation opportunities for our senior executives, including the Named Executive Officers (identified below under “Executive Compensation and Other Matters”), that are competitive in the business marketplace and that are based upon Company and individual performance. Our foremost objectives are to:

•	align executive pay and benefits with the performance of Team; and

•	attract, motivate, reward, and retain the broad-based management talent required to achieve our corporate directives.

Role of the Compensation Committee

The Compensation Committee of the Board, which is composed entirely of non-employee directors, reviews and approves our executive compensation program for all senior executive officers, including the Named Executive Officers, to ensure that our compensation program is adequate to attract, motivate, and retain well-qualified senior executives and that it is directly and materially related to the short-term and long-term objectives of Team and our shareholders as well as Team’s operating performance. To carry out its role, among other things, the Compensation Committee:

•	reviews our major compensation and benefit practices, policies, and programs with respect to senior executives;

•	reviews appropriate criteria for establishing performance targets for senior executive compensation;

•	determines appropriate levels of senior executive compensation by annually conducting a competitive evaluation, reviewing proprietary and proxy information; and

•	ensures that our incentive stock plans for senior executives are administered in accordance with our compensation objectives.

The Compensation Committee is authorized to act on behalf of the Board on all issues pertaining to the compensation of, and the grant of equity awards to, our senior executive officers, including individual components of total compensation, goals and performance criteria for incentive compensation plans and short and long-term incentive plan design. However, it is the practice of the Compensation Committee to fully review its activities and recommendations with the full Board.

Compensation Philosophy and Process

Our compensation philosophy, as implemented through the Compensation Committee, is to match executive compensation with the performance of Team and the individual by using several compensation components for our senior executives. The Compensation Committee endeavors to support our commitment to generating increases in shareholder value. In addition, the Compensation Committee reviews each senior executive’s ownership interest in Team in compliance with our share ownership guidelines for senior executives (as described under Corporate Governance—Share Ownership Guidelines). The compensation and related programs are designed to reward and motivate executives for the accomplishment of our commitment to our shareholders and to recruit and retain key employees. The components of the compensation program for our senior executives consist of:

•	annual base salaries;

•	annual performance-based incentives paid in cash;

•	long-term performance-based incentives issued as equity awards pursuant to Team’s stock incentive programs; and

•	benefits.

Unlike many other companies our size, we offer no other executive perquisites other than a car allowance. We do not provide supplemental executive retirement plans, deferred compensation programs, special allowances, and special medical or insurance plans. While committed to maintaining a competitive overall executive compensation program, the Compensation Committee prefers this streamlined approach with minimal special executive benefits.

Our overall compensation philosophy is to target base compensation for senior executives at the market median for similarly situated executives and to provide opportunities to exceed the targeted median incentive compensation levels through annual performance-based incentives paid in cash and through long-term performance-based incentives. We believe these targeted levels are appropriate in order to motivate, reward, and retain our executives, each of whom has leadership talents and expertise that make him attractive to other companies.

Compensation decisions are made by the Compensation Committee, based in part on detailed compensation tally sheets for each of our senior executives received from Team’s management. These tally sheets include all components of compensation, including salaries, annual bonuses, stock options, restricted stock, other perquisites, retirement programs, and severance programs, for each of the last three fiscal years.

From time to time, the Compensation Committee has retained third party independent consultants and other experts it deems necessary to provide advice as to market levels of compensation and compensation trends. Most recently, the Compensation Committee commissioned an executive compensation study by Longnecker & Associates that was completed in the spring of 2008 to provide benchmarking data and recommendations for senior executive compensation for fiscal year 2009.

Benchmarking Tools

In reviewing the appropriate range of overall compensation and the appropriate ranges of the components of compensation, the Compensation Committee must ensure that compensation is competitive to attract and retain highly qualified executives. To facilitate this objective, the Compensation Committee, as a rule, considers various compensation surveys and proxy statement compensation information for companies of comparable size and complexity to us and with whom we compete for talent.

Annual Base Salaries

The annual base salary of our CEO is decided solely by the Compensation Committee in executive session without management present. The annual base salaries of other Named Executive Officers are determined by the Compensation Committee with input or recommendations from the CEO. None of the Named Executive Officers have employment agreements. The Compensation Committee believes that salary levels should generally be targeted at the median level for the competitive market, because it believes that level is appropriate to motivate and retain our Named Executive Officers.

Fiscal 2008 Salary Decisions

In determining fiscal 2008 salary levels, the Compensation Committee recognized the expansion of our business achieved during fiscal 2007 reflected in 23% revenue growth and 46% growth in net income. The total shareholder return for the year, reflecting appreciation in stock price, was 64%. The Compensation Committee also noted the five-year average annual shareholder return of greater than 50%. With this strong performance as a context, the Compensation Committee granted an average 9% base salary increase to each senior executive officer for fiscal 2008. The increase for each senior executive reflected the Compensation Committee’s assessment of the senior executive officer’s level of responsibility, contribution, experience, performance and competitive conditions.

Annual Performance-Based Incentives Paid in Cash

We use annual performance-based incentives paid in cash to focus our executive officers on financial and operational objectives that the Compensation Committee believes are primary drivers of the common stock price over time. The Compensation Committee believes that overall levels of annual performance-based incentives paid in cash should be consistent with the overall performance of Team.

Historically, including fiscal 2008, we have had a performance-based incentive plan for senior executives based upon our annual operating plan. The Compensation Committee annually approves the performance metrics, levels and relevant weighting of each metric following its review of management’s proposals based upon the probability of achieving at different thresholds. The CEO provides the Compensation Committee with performance-based incentive recommendations for each officer, other than himself, as well as a proposed total performance-based incentives pool for all of our employees. The Compensation Committee assesses the performance recommendations for all senior executives and determines the appropriate performance incentives recommendation for all of the senior executives, including the CEO, in view of Team’s overall performance, individual performance, and the resulting size of the overall performance-based incentives pool relative to Team’s earnings. The Compensation Committee has discretion to approve payouts for performance above or below the performance metrics in order to take into account extraordinary or unexpected market, business or individual performance events. For fiscal 2008, the Compensation Committee did not exercise this discretion.

Fiscal 2008 Performance-Based Incentives Paid in Cash

For fiscal 2008, the Compensation Committee approved an annual bonus program for its senior executives based upon the Annual Executive Bonus Plan approved by our shareholders at the 2007 Annual Meeting of Shareholders. The performance goals established under the Team, Inc. Executive Incentive Compensation Plan (“Annual Executive Bonus Plan”) are based upon quantitative measures which make up 80% of the goal and discretionary measures which make up 20% of the goal. The quantitative measure used for Messrs. Hawk, Owen and Kearns (the “Corporate NEO’s) was “fully diluted earnings per share,” or FDEPS, because the Corporate NEO’s have overall corporate responsibility and the Compensation Committee believes it is the best measure reflecting appropriate growth of Team and directly affects Team’s stock price performance. The quantitative measure adopted for Messrs. Palmore and Victorson was based 50% on FDEPS and 50% on the operating profits achieved by their respective business units. The Compensation Committee determined that executive management for each of the TMS and TCM divisions should have a significant portion of their annual cash incentive compensation directly tied to the operating results of the business unit they operate and a portion tied to overall Company performance.

For each performance measure, the Committee set target, threshold and maximum performance levels. A participating senior executive would receive 100%, 50% or 200% of their target annual cash incentive compensation respectively based on overall performance at the corresponding performance levels. The target performance level for our fiscal 2008 FDEPS was $1.05. Further, the Corporate NEO’s were entitled to receive 50% or more of their targeted bonus if our FDEPS equaled or exceeded $.90, and were entitled to receive 200% of their targeted bonus if our FDEPS equaled or exceeded $1.63. For Messrs. Palmore, TMS, and Victorson, TCM, 50% of the quantitative portion of their target bonus was based upon our FDEPS, as described above, and the remaining 50% was based upon achieving operating profits of $30.4 million for the TMS division and $29.7 million for the TCM division (the “Operating Profits Target”), respectively. Further Messrs. Palmore and Victorson were entitled to receive 50% or more of their targeted bonus for achieving the Operating Profits Target if operating profits equaled or exceeded $26.5 million for the TMS division and $26 million for the TCM division, respectively, and were entitled to receive 200% of their targeted bonus for achieving their Operating Profits Target if operating profits equaled or exceeded $43 million for the TMS division and $42 million for the TCM division, respectively. Our actual fiscal 2008 FDEPS was $1.20, so Messrs. Hawk, Owen and Kearns received 127% of their targeted bonus pursuant to the quantitative measure of our annual incentive plan. The actual operating profit for TMS and TCM was $30.4 million and $39.4 million, respectively. Mr. Palmore and Mr. Victorson received 113% and 153%, respectively, of their targeted bonus pursuant to the quantitative measure of our Annual Executive Bonus Plan.

For the discretionary portion of the bonus, the Compensation Committee awarded bonuses at the target amount for each of the Named Executive Officers. The Committee was pleased with the operational and strategic progress of Team during the year and believed that the leadership by the Named Executive Officers was a key contributor to this performance.

Long-Term Incentive Compensation

The Compensation Committee believes that long-term incentive awards should strengthen alignment with our shareholders, provide incentives tied to our performance and serve as a retention vehicle. We adopted FASB No. 123(R) effective June 1, 2006, which requires companies to expense the fair value of employee stock options and other forms of stock-based compensation. Through fiscal year 2008, our share based payments have consisted primarily of stock options. As a result of the significant increase in the price of Team stock the accounting costs we have recognized for stock options granted has increased significantly. In June 2008, the Compensation Committee concluded that stock option grants do not currently have the appropriate value to cost relationship for Team and determined that we would forego, or limit, the use of stock options beginning in fiscal 2009. Going forward, the Compensation Committee intends to emphasize restricted stock and other similar forms of long-term equity awards with time-based vesting. The Compensation Committee believes that time vested restricted stock will act as a retention tool, because the stock will retain some value regardless of our stock price, and create alignment with shareholder interests because their value changes as our stock price changes.

Shareholders approved the First Amended and Restated Team, Inc. 2006 Stock Incentive Plan at the 2006 Annual Meeting that allows the Compensation Committee greater flexibility in the structure of specific awards. The Compensation Committee intends to make annual grants of restricted stock or other equity awards following the Annual Meeting of Shareholders. At the Annual Meeting of Shareholders, we are seeking approval of the material terms of performance goals that may apply to awards under the First Amended and Restated Team, Inc. 2006 Stock Incentive Plan. There were no awards of restricted stock made to any Named Executive Officer during the fiscal year ended May 31, 2008.

Our CEO makes recommendations to the Compensation Committee regarding the annual long-term incentive awards for our other executives, as well as other Team employees. Our senior executives may also make recommendations to the Compensation Committee regarding long-term incentive compensation, such as the forms and vesting of awards, where applicable. In each case, the Compensation Committee independently reviews the data, considers the CEO and other senior executive’s proposals, consults with outside experts as needed, and makes its own determinations for the granting of any equity-based awards.

Fiscal 2008 Long-Term Incentive Awards

In October 2007, we awarded grants of stock options to Named Executive Officers as set forth in the “Option Grants” table under “Executive Compensation and Other Matters” below.

Compensation Practices—Tax Considerations

In establishing total compensation for our senior executive officers, the Compensation Committee considers the accounting treatment and tax treatment of its compensation decisions, including Section 162(m) of the Internal Revenue Code which limits the deductibility of compensation paid to each covered employee. Generally, Section 162(m) of the Internal Revenue Code prevents a company from receiving a federal income tax deduction for compensation paid to a “Named Executive Officer” in excess of $1 million for any year, unless that compensation is “performance-based”. One of the requirements of performance-based compensation for purposes of Section 162(m) is that the compensation be paid pursuant to a plan that has been approved by a company’s shareholders. To the extent practical, the Compensation Committee intends to preserve deductibility, but may choose to provide compensation that is not deductible if necessary to attract, retain and reward high-performing executives.

Employment Agreements

None of the Named Executive Officers have employment agreements. Please see “Executive Compensation and Other Matters—Senior Management Compensation and Benefit Continuation Policy” and “—Potential Payments Upon Termination” for a discussion of severance and change of control benefits pursuant to our policies.

Retirement Plans

Unlike many other companies our size, we do not provide supplemental executive retirement plans or defined benefit pension plans. We offer a defined contribution, or 401(k), plan to our employees based in the United States, including the Named Executive Officers, which currently provides an employer match of 50% of 6% of the employee’s contribution.

Perquisites and Personal Benefits

We offer no executive perquisites other than a car allowance, which is less than $10,000 per year. We offer medical benefits and life and disability insurance to our employees, including the Named Executive Officers. Personal benefit and perquisite amounts are not considered annual salary for calculation of bonuses, deferred compensation purposes, or 401(k) contribution purposes.

EXECUTIVE COMPENSATION AND OTHER MATTERS

The following table sets forth compensation information for the fiscal year ended May 31, 2008 for the CEO, the Chief Financial Officer, and our three next most highly compensated executive officers during our 2008 fiscal year (the “Named Executive Officers”). Each of the Named Executive Officers was eligible to receive a cash bonus payment for the fiscal year ending May 31, 2008 under the Annual Executive Bonus Plan. The bonus amounts paid under the Annual Executive Bonus Plan are based upon the achievement of specific performance objectives and are listed under “Non-Equity Incentive Plan Compensation” in the table below. Such amounts were determined by the Compensation Committee at its meeting on July 22, 2008 and, were paid on August 1, 2008.

Fiscal 2008 Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	All Other Compensation ($) (4)	Total ($)
Philip J. Hawk,	2008	$496,145	—	—	$613,572	$419,000	$17,253	$1,545,970
Chairman of the Board and Chief Executive Officer	2007	$439,423	—	—	$260,037	$345,261	$20,865	$1,065,586

Ted W. Owen,	2008	$273,075	—	—	$126,310	$152,000	$16,706	$568,091
Senior Vice President and Chief Financial Officer and Treasurer	2007	$248,077	—	—	$58,265	$124,152	$15,051	$445,545

John P. Kearns,	2008	$222,686	—	—	$115,205	$152,000	$16,413	$506,304
Senior Vice President	2007	$190,385	—	—	$47,220	$124,152	$13,026	$374,783

David C. Palmore,	2008	$248,077	—	—	$120,341	$164,000	$8,864	$541,282
Senior Vice President, TMS Division (5)	2007	$218,654	—	—	$52,345	$146,900	2,250	$420,149

Arthur F. Victorson,	2008	$248,077	—	—	$145,766	$212,000	$3,692	$609,535
Senior Vice President, TCM Division (5)	2007	$220,192	—	—	$82,515	$150,400	1,731	$454,838

(1)	There were no restricted stock awards in fiscal 2008.
(2)	For a description of the assumptions made in calculating the proportionate share of the grant date fair value of the options recognized during fiscal 2008 in accordance with SFAS No. 123R, see Note 9 to the Company’s footnotes to its audited financial statements as filed in the Form 10-K for the year ended May 31, 2008. These amounts reflect our accounting expense for these awards for the year ended May 31, 2008 and do not correspond to the actual value, if any, that may be received by the Named Executive Officers for these awards.
(3)	Represents the bonus earned for fiscal 2008 under our Annual Executive Bonus Plan. The bonuses are paid subsequent to year end based on the final results for the year.
(4)	Represents vehicle allowances and the employer contribution to the 401(k) plan.
(5)	Mr. Palmore and Mr. Victorson were elected officers of the Company effective June 1, 2007.

Fiscal 2008 Grants of Plan-Based Awards

The following table sets forth additional information relating to equity and non-equity incentive plan awards granted to the Named Executive Officers during the fiscal year ended May 31, 2008.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			All Other Stock Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($) (2)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Philip J. Hawk	8/22/07	$172,500	$345,000	$690,000	—	—	—
	10/15/07	—	—	—	120,000	$30.33	$1,764,492
Ted W. Owen	8/22/07	$62,500	$125,000	$250,000	—	—	—
	10/15/07	—	—	—	24,000	$30.33	$352,898
John P. Kearns	8/22/07	$62,500	$125,000	$250,000	—	—	—
	10/15/07	—	—	—	24,000	$30.33	$352,898
David C. Palmore	8/22/07	$74,000	$148,000	$296,000	—	—	—
	10/15/07	—	—	—	24,000	$30.33	$352,898
Arthur F. Victorson	8/22/07	$74,000	$148,000	$296,000	—	—	—
	10/15/07	—	—	—	24,000	$30.33	$352,898

(1)	2008 Annual Executive Incentive plan was based upon achievement of diluted earnings per share in a range of $0.90 to $1.63 with a target of $1.05. At the threshold earnings level, payouts would generally be 50% of target and at the maximum earnings level payouts would generally be 200% of target.
(2)	For a description of the assumptions made in calculating the grant date fair value of the options granted during fiscal 2008 in accordance with SFAS No. 123R, see Note 9 to the Company’s footnotes to its audited financial statements as filed in the Form 10-K for the year ended May 31, 2008. These amounts reflect our accounting value for these awards and do not correspond to the actual value, if any, that may be received by the Named Executive Officers for these awards.

Outstanding Equity Awards at 2008 Fiscal Year-End

The following table summarizes the equity awards we have made to our Named Executive Officers which are outstanding as of May 31, 2008. There were no outstanding awards of restricted stock made to our Named Executive Officers which are outstanding as of May 31, 2008.

	Options Awards
Name	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(3)	Option Exercise Price ($)	Option Expiration Date
Philip J. Hawk	46,410	—	$1.81	11/02/08
	100,000	—	$2.65	10/01/11
	7,500	2,500	$9.69	5/11/15
	7,500	2,500	$9.57	5/12/15
	3,000	1,000	$9.43	5/13/15
	20,000	20,000	$9.23	8/12/15
	23,000	23,000	$9.63	8/17/15
	50,000	50,000	$13.28	1/17/16
	30,000	90,000	$15.27	10/17/16
	—	120,000	$30.33	10/15/17

Ted W. Owen	18,000	6,000	$7.84	6/24/14
	7,500	2,500	$8.28	9/23/14
	17,000	17,000	$9.23	8/12/15
	5,000	15,000	$15.27	10/17/16
	—	24,000	$30.33	10/15/17

John P. Kearns	16,000	—	$0.97	6/29/10
	30,000	—	$1.95	7/20/11
	4,000	—	$4.50	6/27/12
	8,000	—	$4.13	6/26/13
	12,000	4,000	$7.84	6/24/14
	15,000	15,000	$9.23	8/12/15
	5,000	15,000	$15.27	10/17/16
	—	24,000	$30.33	10/15/17

David C. Palmore	—	4,000	$7.84	6/24/14
	15,000	5,000	$8.43	1/28/15
	10,000	10,000	$9.23	8/12/15
	5,000	15,000	$15.27	10/17/16
	—	24,000	$30.33	10/15/17

Arthur F. Victorson	—	5,000	$8.20	11/9/14
	—	5,000	$9.23	8/12/15
	20,000	20,000	$15.97	4/12/16
	3,000	9,000	$15.27	10/17/16
	—	24,000	$30.33	10/15/17

Option Exercises and Stock Vested in Fiscal 2008

The following table provides additional information about the value realized by our Named Executive Officers on option award exercises and stock award vesting during the fiscal year ended May 31, 2008.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Philip J. Hawk	185,458	$5,034,160	—	—
Ted W. Owen	52,000	$1,317,589	—	—
John P. Kearns	37,500	$1,002,607	—	—
David C. Palmore	46,000	$1,255,015	—	—
Arthur F. Victorson	15,000	$367,635	—	—

Equity Compensation Plan Information

The following table sets forth information as of May 31, 2008, with respect to our equity compensation plans previously approved by our shareholders and equity compensation plans not previously approved by our shareholders.

	Equity Compensation Plans
Plan Category	Number of securities to be issued upon exercise of outstanding options(a)(2)	Weighted average exercise price of outstanding options (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)
Equity compensation plans approved by shareholders	2,580,600	$15.61	941,168
Equity compensation plans not approved by shareholders (1)	46,410	$1.81	Not Applicable

Total	2,627,010	$15.37	941,168

(1)	Represents options granted to the Company’s CEO as an inducement for his employment in November, 1998. As of the Record Date, all such options are now fully vested and fully exercised.
(2)	Through August 8, 2008, 187,410 options that were outstanding on May 31, 2008 have been exercised.

Senior Management Compensation and Benefit Continuation Policy

In August 2007, the Board adopted a Senior Management Compensation and Benefits Continuation Policy that recognizes the leadership roles that are critical to our success and provides our executive management with reasonable assurances of continued compensation in the event of a separation from the Company for any reason other than “for cause.” The terms of the policy provide upon (i) involuntary termination by the Company without cause and (ii) employee voluntary termination for good reason, the terminated executive would receive:

•	a continued salary for a stated period (18 months for the CEO, 12 months for Senior Vice Presidents and 6 months for Vice Presidents);

•	continued medical benefits, life insurance, and long-term disability for the same period; and

•	access to outplacement assistance paid by the Company.

In exchange for such benefits, the executive must enter into a one-year non-competition agreement. If the employee breaches the non-competition agreement prior to its expiration, we have the right to suspend all subsequent severance payments and to seek restitution for payments already made.

Severance benefits are also triggered when an involuntary termination without cause or voluntary termination for good reason occurs within 90 days before or within 360 days after a change of control. In such event, the terminated executive would receive:

•

a supplemental salary payment of the employee’s current level at the time of termination for a stated period (36 months for CEO, 24 months for Senior Vice Presidents, and 12 months for Vice Presidents), payable within 60 days of termination;

•

a supplemental compensation payment related to foregone annual and incentive bonus for the period of salary continuation, calculated as the higher of the most recent year’s paid bonus or the average bonus for the last three years, payable within 60 days of termination;

•	continued medical benefits, life insurance and long-term disability for the same length of time as salary continuation;

•	continued perquisites for the salary continuation period; and

•	access to outplacement assistance paid by the Company.

The Board administers this policy and makes the final good faith determination on whether or not an involuntary termination is for cause or without cause; whether or not a voluntary termination is for good reason; and whether or not a change of control event has occurred.

Potential Payments Under Various Termination Scenarios

As discussed above under “—Senior Management Compensation and Benefit Continuation Policy,” in August 2007, the Board adopted a policy that recognizes the leadership roles that are critical to our success and provides our executive management with reasonable assurances of compensation in the event of a separation from the Company for any reason other than “for cause.” Based on the terms of such policy, the amount of compensation payable to each Named Executive Officer in each situation is listed below. The following information assumes the involuntary termination, by the Company without cause, the voluntary termination by the employee for good reason or the change of control occurred on May 31, 2008.

Philip J. Hawk: Benefits Payable Upon Termination as of 5/31/08	Salary	Incentive Bonus	Outstanding Unvested Options (1)	Healthcare/ Life Insurance/ Long-Term Disability	Total
Involuntary Termination by Company Without Cause/Voluntary Termination by Employee for Good Reason	$750,000	$—	$—	$31,994	$781,994
Change of Control and Involuntary Termination by Company Without Cause or Voluntary Termination by Employee for Good Reason	$1,500,000	$1,257,000	$3,758,790	$63,989	$6,579,779

Ted W. Owen: Benefits Payable Upon Termination as of 5/31/08	Salary	Incentive Bonus	Outstanding Unvested Options (1)	Healthcare/ Life Insurance/ Long-Term Disability	Total
Involuntary Termination by Company Without Cause/Voluntary Termination by Employee for Good Reason	$275,000	$—	$—	$9,270	$284,270
Change of Control and Involuntary Termination by Company Without Cause or Voluntary Termination by Employee for Good Reason	$550,000	$304,000	$884,960	$18,540	$1,757,500

John P. Kearns: Benefits Payable Upon Termination as of 5/31/08	Salary	Incentive Bonus	Outstanding Unvested Options (1)	Healthcare/ Life Insurance/ Long-Term Disability	Total
Involuntary Termination by Company Without Cause/Voluntary Termination by Employee for Good Reason	$225,000	$—	$—	$8,979	$233,979
Change of Control and Involuntary Termination by Company Without Cause or Voluntary Termination by Employee for Good Reason	$450,000	$304,000	$731,540	$17,958	$1,503,498

David C. Palmore: Benefits Payable Upon Termination as of 5/31/08	Salary	Incentive Bonus	Outstanding Unvested Options (1)	Healthcare/ Life Insurance/ Long-Term Disability	Total
Involuntary Termination by Company Without Cause/Voluntary Termination by Employee for Good Reason	$250,000	$—	$—	$9,113	$259,113
Change of Control and Involuntary Termination by Company Without Cause or Voluntary Termination by Employee for Good Reason	$500,000	$328,000	$735,540	$18,226	$1,581,766

Arthur F. Victorson: Benefits Payable Upon Termination as of 5/31/08	Salary	Incentive Bonus	Outstanding Unvested Options (1)	Healthcare/ Life Insurance/ Long-Term Disability	Total
Involuntary Termination by Company Without Cause/Voluntary Termination by Employee for Good Reason	$250,000	$—	$—	$9,113	$259,113
Change of Control and Involuntary Termination by Company Without Cause or Voluntary Termination by Employee for Good Reason	$500,000	$424,000	$746,620	$18,226	$1,688,846

(1)	All options vest upon a change in control. This amount represents the net realizable value of the unvested options at May 31, 2008. This amount is calculated assuming the unvested options are exercised at the May 30, 2008 close price of $32.04.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Team’s common stock (the only class of voting securities of Team) as of July 23, 2008 of (a) each person known by Team to be the beneficial owner of more than 5% of the outstanding common stock, (b) each director or nominee for director of Team, (c) the Named Executive Officers and (d) all senior executive officers and directors of Team as a group. The information shown assumes the exercise by each person (or all directors and officers as a group) of the stock options owned by such person that are currently exercisable or exercisable within 60 days of August 8, 2008. Unless otherwise indicated, the address of each person named below is the address of the Company at 200 Hermann Drive, Alvin, Texas 77511.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percentage of Outstanding Common Stock
Philip J. Hawk	640,674	(2)	3.4%
Ted W. Owen	98,119	(3)	*
John P. Kearns	106,058	(4)	*
David C. Palmore	39,000	(5)	*
Arthur F. Victorson	30,517	(6)	*
Louis A. Waters	640,673	(7)	3.4%
Vincent D. Foster	42,643	(8)	*
Jack M. Johnson, Jr.	198,127	(9)	1.1%
Robert A. Peiser	30,735	(10)	*
Emmett J. Lescroart	167,632	(11)	*
Sidney B. Williams	252,939	(12)	1.4%
All directors, nominees and executive officers as a group (13 persons)	2,273,311	(13)	12.2%
FMR Corp.	1,261,567	(14)	6.8%
82 Devonshire Street
Boston, MA 02109
Next Century Growth Investors LLC.	1,009,884	(14)	5.4%
5500 Wayzata Blvd Ste 1275
Minneapolis, MN 55416

*	Less than 1% of outstanding common stock.
(1)	The information as to beneficial ownership of common stock has been furnished, respectively, by the persons and entities listed, except as indicated below. Each individual or entity has sole power to vote and dispose of all shares listed opposite his or its name except as indicated below.
(2)	Includes 308,910 shares which may be acquired pursuant to the exercise of stock options currently exercisable or exercisable within 60 days of August 8, 2008.
(3)	Includes 64,500 shares which may be acquired pursuant to the exercise of stock options currently exercisable or exercisable within 60 days of August 8, 2008 and 2,202 shares held in an employee benefit plan.
(4)	Includes 101,500 shares which may be acquired pursuant to the exercise of stock options currently exercisable or exercisable within 60 days of August 8, 2008 and 4,558 shares held in an employee benefit plan.
(5)	Includes 39,000 shares which may be acquired pursuant to the exercise of stock options currently exercisable or exercisable within 60 days of August 8, 2008.
(6)	Includes 25,500 shares which may be acquired pursuant to the exercise of stock options currently exercisable or exercisable within 60 days of August 8, 2008 and 5,017 shares held in an employee benefit plan.
(7)	Includes 100,000 shares which may be acquired pursuant to the exercise of stock options currently exercisable or exercisable within 60 days of August 8, 2008.

(8)	Includes 40,000 shares which may be acquired pursuant to the exercise of stock options currently exercisable or exercisable within 60 days of August 8, 2008.
(9)	Includes 60,000 shares which may be acquired pursuant to the exercise of stock options currently exercisable or exercisable within 60 days of August 8, 2008.
(10)	Includes 20,000 shares which may be acquired pursuant to the exercise of stock options currently exercisable or exercisable within 60 days of August 8, 2008.
(11)	Includes 90,000 shares which may be acquired pursuant to the exercise of stock options currently exercisable or exercisable within 60 days of August 8, 2008.
(12)	Includes 5,730 shares owned by Nancy Williams, Mr. Williams’ wife and 8,000 shares held by Mr. Williams’ adult children. Mr. Williams disclaims any economic interest in these shares. Also includes 80,000 shares which may be acquired pursuant to the exercise of stock options currently exercisable or exercisable within 60 days of August 8, 2008.
(13)	Includes 948,660 shares which may be acquired pursuant to the exercise of stock options currently exercisable or exercisable within 60 days of August 8, 2008 and 18,901 shares held in an employee benefit plan.
(14)	Based on the Vickers Corporate Stock Monitor Report on institutional holders dated July 28, 2008.

We do not know of any arrangement that may at a subsequent date result in a change of control of Team.

Section 16(a) Beneficial Ownership Reporting Compliance

During fiscal year 2008, the following individuals failed to file timely reports required under Section 16(a) of the Exchange Act (the number of late reports and transactions involved is contained in the parenthesis after his name): Emmett J. Lescroart (3:3), Sidney B. Williams (1:1). Mr. Lescroart and Mr. Williams were late filing Form 4s disclosing the shares of common stock each received as director compensation. In addition, Mr. Lescroart was tardy in filing Form 4s disclosing the disposition of common stock in 2006 and 2008.

TRANSACTIONS WITH RELATED PERSONS

Our legal staff annually reviews the transactions of each director and senior executive officer to determine if there are any circumstances that would require disclosure as a related person transaction in our public filings. In addition, the Directors and Corporate Governance and Nominating Committee are responsible for annually reviewing the independence of each director and the appropriateness of any potential related person transactions and related issues.

AUDIT COMMITTEE REPORT

The Audit Committee consists of the three members of our Board identified below. Each Audit Committee member is independent, as defined by the applicable listing requirements of NASDAQ. The duties and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended May 31, 2008 with senior management and has discussed with KPMG LLP (“KPMG”), the independent auditors for Team, the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114, The Auditors Communication with Those Charged with Governance, including their judgments about the quality of our accounting policies as applied to its financial reporting.

The Audit Committee has also received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 Independence Discussions with Audit Committees, and has discussed the auditors’ independence from Team and its management with KPMG.

The Board has adopted a written charter for the Audit Committee, a copy of which is posted on our website at www.teamindustrialservices.com on the “Investors” page under “Governance”, and also attached to this Proxy Statement as Appendix II.

The Audit Committee has discussed with our internal auditors and KPMG the overall scope and plans for their respective audits. The Audit Committee meets regularly with the internal auditors and KPMG, with and without representatives of management, to discuss the results of their examinations, the evaluations of our internal controls and the overall quality of our accounting principles.

In performing all of these functions, the Audit Committee acts in an oversight capacity and necessarily relies on the work and assurances of our management and KPMG which, in its report, expresses an opinion on whether or not our annual financial statements conform, in all material respects, with accounting principles generally accepted in the United States and on management’s assessment of the effectiveness of the our internal control over financial reporting. In reliance on the opinions and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended May 31, 2008 filed with the Securities and Exchange Commission.

Audit Committee

Vincent D. Foster, Chairman

Jack M. Johnson, Jr.

Robert A. Peiser

INFORMATION ON INDEPENDENT PUBLIC ACCOUNTANTS

A representative of KPMG is expected to attend the 2008 Annual Meeting with the opportunity to make a statement if such representative desires to do so and to respond to appropriate questions presented at the meeting.

Principal Accountant Fees and Services

The following table sets forth the fees billed by KPMG in each of the past two fiscal years:

	FY 2008	FY 2007
Audit Fees	$924,500	$985,000
Audit-Related Fees	$36,000	$35,000
Tax Fees	$—	$1,250
All Other Fees	$—	$—

Audit-related fees consist of fees associated with the audit of our 401(k) Plan. Tax fees consist of fees associated with the preparation of our Federal and state income tax returns for the subject years.

The Audit Committee’s charter provides for review and approval by the Audit Committee of all audit services, permissible non-audit services and related fees conducted by our independent auditor. The Audit Committee meets annually to approve audit and tax fees for the ensuing year. In June 2006, the Audit Committee authorized Mr. Owen to engage KPMG on matters not exceeding $10,000; provided that KPMG is more efficient or uniquely qualified to perform the work for which it is engaged and that such engagement is reported to the full Audit Committee in a timely manner. All of the fees and services described above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” were approved by the Audit Committee and the Audit Committee concluded that the provision of such services by KPMG did not impact KPMG’s independence in the conduct of their auditing functions.

Under its charter, the Audit Committee has the duty and responsibility for ensuring the rotation of audit partners as required by law as well as periodically evaluating whether to rotate our independent auditors.

ANNUAL REPORT ON FORM 10-K

The Company will send, without charge, a copy of its Annual Report on Form 10-K for the fiscal year ended May 31, 2008, including the financial statements and the financial statement schedules, as filed with the SEC, to any person whose proxy is being solicited, upon written request to Team, Inc., Attention: Corporate Secretary, 200 Hermann Drive, Alvin, Texas 77511.

SHAREHOLDER PROPOSALS

Any proposal by a shareholder to be presented at our 2009 Annual Meeting of Shareholders must be received by the Company no later than April 27, 2009 in order to be eligible for inclusion in our Proxy Statement and form of proxy used in connection with the 2009 Annual Meeting of Shareholders.

OTHER BUSINESS

Management does not intend to bring any business before the 2008 Annual Meeting of Shareholders other than the matters referred to in the accompanying notice and at this date has not been informed of any matters that may be presented at the 2008 Annual Meeting by others. If, however, any other matters properly come before the 2008 Annual Meeting of Shareholders, it is intended that the persons named in the accompanying proxy will vote, pursuant to the proxy, in accordance with their best judgment on such matters.

André C. Bouchard

Senior Vice President, General Counsel & Secretary

August 25, 2008

APPENDIX I

TEAM, INC.

2006 STOCK INCENTIVE PLAN

(AS AMENDED AND RESTATED AUGUST 1, 2008)

WHEREAS, the Team, Inc. 2006 Stock Incentive Plan (the “Plan”) was adopted by the Board of Directors of Team, Inc. (the “Company”) effective on August 1, 2006, and was approved by the shareholders at the Company’s 2006 annual shareholders’ meeting; and

WHEREAS, it is desirable that the Plan be amended and restated, effective August 1, 2008, to provide for the award of performance-based incentives qualifying under Section 162(m) of the Internal Revenue Code of 1986, as amended;

NOW, THEREFORE, the following Amended and Restated Plan is hereby adopted and approved, effective August 1, 2008.

I. INTRODUCTORY PROVISIONS; DEFINITIONS

1.	History and Purpose. The Plan is an amendment and complete restatement of the Company’s 2006 Stock Incentive Plan. The Plan is intended to advance the interests of the Company, its shareholders, and its subsidiaries by encouraging and enabling selected key employees of the Company, directors, consultants and advisors upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, to acquire and/or increase and retain a proprietary interest in the Company by ownership of its stock.

2.	Definitions.

“Act” means the Securities Exchange Act of 1934, as amended.

“Affiliates” means, except to the extent otherwise not permitted under Section 424(f) of the Code, any one or more corporations which are members of a “parent-subsidiary controlled group” as such term is defined in Section 1563(a)(1) of the Code, except that “at least 50 percent” shall be substituted for “at least 80 percent” each place it appears in Section 1563(a)(1) of the Code.

“Award” means any form of award authorized and granted under the Plan, whether singly or in combination pursuant to such terms, conditions, restrictions and/or limitations (if any) as the Committee may establish. Awards granted under the Plan may include:

(i)	Options;

(ii)	Restricted Stock;

(iii)	Stock Appreciation Rights; and

(iv)	Stock Units and Performance Awards.

TEAM, INC.

2006 STOCK INCENTIVE PLAN

A-I-1

“Board” means the Board of Directors of the Company.

“Change of Control” means (i) a merger or consolidation of the Company with or into another corporation in which the Company shall not be the surviving corporation other than a transaction undertaken in order to reincorporate in another state (for purposes thereof, the Company shall not be deemed the surviving corporation in any such transaction if, as the result thereof, it becomes a wholly-owned subsidiary of another corporation); (ii) any sale of all or substantially all of the assets of the Company; (iii) the complete liquidation of the Company; or (iv) the acquisition of “beneficial ownership” (as defined in Rule 13d-3 under the Act) of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities by any “person,” as such term is used in Sections 13(d) and 14(d) of the Act, other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any entity owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company; provided, however, that in no event shall a Change of Control include any transaction following which the former shareholders of the Company continue to represent more than 50% of the combined voting power of the Company’s then outstanding securities, in substantially the same proportions as prior to the transaction.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee, or such other committee comprised solely of “non-employee directors,” as defined in Rule 16b-3(b)(3) promulgated under the Act as designated by the Board of Directors, vested with authority for administration of the Plan by the Board.

“Common Stock” or “Stock” means the Company’s $0.30 par value common stock.

“Date of Grant” means the date on which an Award is granted under the Plan.

“Exercise Price” means a price per share of Common Stock that is equal to one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the last date preceding the Date of Grant on which sales of the Common Stock occurred on the American Stock Exchange or other primary market or exchange on which the Common Stock traded.

“Fair Market Value” of Common Stock as of a given date shall mean the closing sales price of the Common Stock on the applicable exchange or market on the trading day immediately preceding the date as of which Fair Market Value is to be determined or, in the absence of any reported sales of Common Stock on such date, on the first preceding date on which any such sale shall have been reported; provided, however, that if the Common Stock does not trade on the relevant date, such price shall be determined based upon the closing price of the Common Stock on the next preceding date on which trades occurred; and provided further, however, that should the primary market or exchange on which the Common Stock is traded adopt a continuous twenty-four hour trading policy, “Fair Market Value” for purposes of this Plan shall mean the price of the Common Stock on the last trade prior to 4:30 p.m., New York time.

“Incentive Stock Option” means an Option intended to qualify, and which qualifies as, an “incentive stock option” under Section 422 of the Code.

“Non-qualified Stock Option” means an Option not intended to be (as set forth in the Option Agreement), or which does not qualify as, an Incentive Stock Option.

“Option” means an option granted under the Plan.

TEAM, INC.

2006 STOCK INCENTIVE PLAN

A-I-2

“Optionee” means a person to whom an Option, which has not expired, has been granted under the Plan.

“Participant” means an employee, director, consultant or advisor to the Company, who is granted an Award under the Plan.

“Performance-Based Award” means the right of a Participant to receive Stock or cash upon achieving Performance Goals as described in Part VI.

“Performance Share Award” means the right of a Participant to receive Stock or cash upon satisfaction of performance conditions as described in Part V.

“Performance Cycle” means the period determined by the Committee over which the Company’s level of attainment of a Performance Measure shall be determined.

“Performance Goals” means, with respect to any Performance-Based Award, one or more targets, goals or levels of attainment required to be achieved in terms of the specified Performance Measure during a fiscal year or specified Performance Cycle, as applicable.

“Performance Measure” means, with respect to any Performance-Based Award, the business criteria established by the Committee to measure the level of performance of the Company as a whole or a division or a business unit of the Company during the fiscal year or Performance Cycle, as applicable. The Committee may select as the Performance Measure any one or combination of financial measures, as interpreted by the Committee, which (to the extent applicable) can be determined either on a pro forma or GAAP basis, and either pre-tax or after-tax, including: earnings per share, return on equity, return on invested capital, relative total shareholder return, revenue growth, Stock performance, net income, return on sales, return on assets, economic value added, cash flow operating profits and net operating income.

“Permitted Transferees” means members of the immediate family of the Participant, trusts for the benefit of such immediate family members, and partnerships in which substantially all of the interests are held by the Participant and members of his or her immediate family. An immediate family member shall mean any descendant (children, grandchildren and more remote descendants), including step-children and relationships arising from legal adoption, and any spouse of a Participant or a Participant’s descendant.

“Restricted Period” has the meaning ascribed to it in Part IV.

“Restricted Stock” has the meaning ascribed to it in Part IV.

“Stock Appreciation Right” means the right of a Participant to receive Stock or cash upon exercise of the Award as described in Part III.

“Stock Unit” means a right to deferred delivery of Stock or cash under an Award described in Part V.

“Successor” means the legal representative of the estate of a deceased Optionee or the person or persons who acquire the right to exercise an Option by bequest or inheritance or by reason of the death of any Optionee.

“Term of Plan” means that period which commences August 1, 2006, and terminates on July 31, 2016, or such earlier date as the Board hereafter determines.

TEAM, INC.

2006 STOCK INCENTIVE PLAN

A-I-3

“Termination of Employment” or “Termination of Service” means the cessation of an employee’s relationship as an employee of the Company or Affiliate (for federal tax purposes), or termination of a director’s, consultant’s, or advisor’s service as such for the Company or Affiliate.

3.	Administration of Plan. The Plan shall be administered by a Committee of two or more members. The Committee shall report all action taken by it to the Board. Except when the Board determines otherwise, the Committee shall consist of the members of the Compensation Committee of the Board of Directors. All members of the Committee shall qualify as both “non-employee directors,” as defined in Rule 16b-3(b)(3) promulgated under the Act and “outside directors” within the meaning of Section 162(m) of the Code. The Committee shall have full and final authority in its discretion, subject to the provisions of the Plan, to determine the Participants to whom and the time or times at which Awards shall be granted and the number of shares of Common Stock covered by each Award; to construe and interpret the Plan; to determine and interpret the terms and provisions of the respective Award agreements, which need not be identical as between Participants, including, but without limitation, terms covering the payment of the Option price; and to make all other determinations and take all other actions deemed necessary or advisable for the proper administration of the Plan. All such actions and determinations shall be conclusively binding for all purposes and upon all persons.

4.	Common Stock Subject to the Plan. The aggregate number of shares of Common Stock which may be issued pursuant to Awards under the Plan shall not exceed 5,400,000, subject to adjustment under the provisions of Part VII. The shares of Common Stock to be issued under the Plan may be authorized but unissued shares, shares issued and reacquired by the Company or shares bought on the market for the purposes of the Plan. In the event any Award shall, for any reason, terminate or expire or be surrendered without having been exercised in full, the shares subject to such Award but not issued shall again be available for award under the Plan. The maximum number of shares for which Options and Stock Appreciation Rights may be awarded during any fiscal year of the Company to any employee shall be 500,000 (the “Maximum Annual Award”).

5.	Limitations on Certain “Full Value” Grants Awarded under the Plan. Notwithstanding the provisions of paragraph 4 above, with respect to 95% of the shares of Common Stock awarded under the Plan, or 5,130,000 shares (subject to adjustment under the provisions of Part VII), the minimum period over which tenure-based awards of Restricted Stock or Stock Units may vest shall be three (3) years (except in the case of the Participant’s death, disability, retirement or a Change of Control), and the minimum performance period over which Awards of Restricted Stock, Stock Units or Performance Awards shall vest shall be one (1) year (except in the case of the Participant’s death, disability, retirement or a Change of Control).

6.	Award Agreements. Any Award granted under this Plan shall be evidenced by an agreement (“Award Agreement”) which shall be approved in form and substance by the Committee. Such Award Agreements may, in the discretion of the Committee, contain (i) forfeiture provisions applicable if a Participant’s employment or service terminates for Cause; and/or (ii) non-compete covenants applicable to a Participant who accepts such Award. Each Award Agreement shall be executed by an officer of the Company and the Participant.

II. STOCK OPTIONS

All Options and Option Agreements granted under the provisions of this Plan shall be subject to the following limitations and conditions:

1.	Option Price. The Option price per share with respect to each Option shall be the Exercise Price.

TEAM, INC.

2006 STOCK INCENTIVE PLAN

A-I-4

2.	Period of Option. The expiration date of each Option shall be fixed by the Committee at the Date of Grant, but in no event shall the expiration date be later than ten years from the Date of Grant.

3.	Holding Period. No Common Stock issued pursuant to exercise of an Option granted pursuant to this Plan may, unless the Committee determines otherwise, be sold, transferred, assigned or otherwise disposed of within six months following the Date of Grant of the Option.

4.	Shareholder Rights. Neither an Optionee nor his Successor shall have any of the rights of a shareholder of the Company by reason of holding an Option, and such shareholder rights will not exist until the certificates evidencing the shares of Common Stock purchased under the Option are properly delivered to such Optionee or his Successor.

5.	Exercise of Option. Each Option shall be exercisable from time to time over a period commencing on the Date of Grant and ending upon the expiration or termination of the Option; provided, however, the Committee may, by the provisions of any Option Agreement, postpone in whole or in part the vesting or exercisability of the Option and limit the number of shares purchasable thereunder in any period or periods of time during which the Option is exercisable. Payment of the Exercise Price for shares of Stock purchased under this Plan shall be made in full and in cash or by certified or cashier’s check made payable to the Company or a combination thereof. In addition, if permitted by the Committee or the terms of the Option Agreement, Participants may elect to pay the Exercise Price by tendering, either through actual delivery of shares of Common Stock or though attestation, shares of Common Stock (valued at Fair Market Value) owned by the Participant, or any combination thereof, equivalent to the Exercise Price. The Committee may permit a Participant to pay the Exercise Price by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the Exercise Price and any tax withholding resulting from such exercise. Exercise of an Option shall not be effective until the Company has received written notice of exercise. Such notice must specify the number of whole shares to be purchased and be accompanied by payment in full of the aggregate Exercise Price for the number of shares purchased. The Company shall not in any case be required to sell, issue, or deliver a fractional share with respect to any Option.

6.	Nontransferability of Option. Incentive Stock Options awarded under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution. Incentive Stock Options may be exercised during the lifetime of the Participant only by the Participant or his guardian or legal representative. If expressly permitted by the terms of the Option agreement, Non-Qualified Options may be transferred by a Participant to Permitted Transferees, provided that there is not any consideration for the transfer. No Option shall be pledged or hypothecated in any way and no Option shall be subject to execution, attachment, or similar process.

7.	Termination of Employment or Service. Except as provided herein, upon an Optionee’s Termination of Employment or Service his Option privileges shall be limited to the shares which were immediately purchasable by him at the date of such termination, and such Option privileges shall be exercisable by such Optionee for three months after the date of such termination, but not any later than the expiration date of the Option, at which time such Option shall expire. The Committee may, by the terms of the Option Agreement, provide for a longer or shorter period during which the Option may be exercised following Termination of Employment or Service. The granting of an Option to an eligible person does not alter in any way the Company’s existing rights to terminate such person’s employment or service at any time for any reason, nor does it confer upon such person any rights or privileges except as specifically provided for in the Plan.

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8.	Death of Optionee. If an Optionee dies while in the employment or service of the Company, such Optionee’s Option shall remain exercisable by the Optionee’s Successor until the close of the business day on or immediately preceding the first annual anniversary date of the Optionee’s death, or the expiration date, if earlier, at which time such Option shall expire.

9.	Additional Limitations for Incentive Stock Options. Options granted under the Plan may qualify as “incentive stock options” as defined in Section 422 of the Code. Incentive Stock Options shall be awarded only to employees. No Incentive Stock Options shall be granted to any employee if, immediately before the Date of Grant, such employee owns more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates (as determined in accordance with the stock attribution rules contained in Section 424(d) of the Code). Provided, the preceding sentence shall not apply if at the time the Option is granted, the Option Price is increased to an amount equal to 110 percent of the Fair Market Value and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted. The aggregate Fair Market Value (determined as of the time the Option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all incentive stock option plans qualified under Section 422 of the Code sponsored by the Company or any Affiliate) shall not exceed $100,000.00. If any Options are awarded in excess of this limit, the excess options shall be Non-Qualified Stock Options.

III. STOCK APPRECIATION RIGHTS

1.	Definition. A Stock Appreciation Right is an Award that may be granted and entitles the holder to receive an amount equal to the difference between the Fair Market Value of the shares of Stock at the time of exercise of the Stock Appreciation Right and the Fair Market Value of Stock on the date of grant, subject to the applicable terms and conditions of the Award Agreement and the following provisions of this Part III.

2.	Eligibility. The Committee may, in its discretion, award Stock Appreciation Rights to any Participant.

3.	Exercise. A Stock Appreciation Right may be exercised under the applicable terms and conditions of the Award Agreement. A Stock Appreciation Right shall entitle the holder to receive, upon exercise of the Stock Appreciation Right, shares of Stock (valued at their Fair Market Value at the time of exercise), cash or a combination thereof, in the discretion of the Committee, in an amount equal in value to the excess of the Fair Market Value of the shares of Stock subject to the Stock Appreciation Right as of the date of such exercise over the Fair Market Value on the date of grant.

4.	Expiration Date. The “Expiration Date” with respect to a Stock Appreciation Right shall be determined by the Committee, and shall be not later than ten years from the date of grant. If the right is not exercised before the end of the day on which the right ceases to be exercisable, such right shall be deemed exercised as of such date and payment shall be made to the holder in accordance with the Award Agreement.

IV. RESTRICTED STOCK

1.	Definition. Restricted Stock awards are grants of Stock to Participants, the vesting of which is subject to a required period of employment or service as a director or consultant, and any other conditions established by the Committee.

2.	Eligibility. The Committee shall designate the Participants to whom Restricted Stock is to be awarded and the number of shares of Stock that are subject to the award.

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3.	Terms and Conditions of Awards. All shares of Restricted Stock awarded to Participants under the Plan shall be subject to the following terms and conditions and to such other terms and conditions, not inconsistent with the Plan, as shall be prescribed by the Committee in its sole discretion and as shall be contained in the Award Agreement.

Restricted Stock awarded to Participants may not be sold, assigned, transferred, pledged or otherwise encumbered, except as provided in Part I, paragraph 5 and otherwise herein, for a period of 10 years or such shorter period as the Committee may determine after the time of the award of such stock (the “Restricted Period”). Except for such restrictions, the Participant as owner of such shares shall have all the rights of a stockholder, including but not limited to the right to vote such shares and, except as otherwise provided by the Committee, the right to receive all dividends paid on such shares.

The Committee may in its discretion, at any time after the date of the award of Restricted Stock, adjust the length of the Restricted Period to account for individual circumstances of a Participant or group of Participants, subject to the provisions of Part I, paragraph 5.

Except as otherwise determined by the Committee in its sole discretion, a Participant whose employment or service with the Company and all Affiliates terminates prior to the end of the Restricted Period for any reason shall forfeit all shares of Restricted Stock remaining subject to any outstanding Restricted Stock Award.

Each certificate issued in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and, at the discretion of the Committee, each such certificate may be deposited in a bank designated by the Committee. Each such certificate shall bear the following (or a similar) legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Team, Inc. 2006 Stock Incentive Plan and an agreement entered into between the registered owner and Team, Inc. A copy of such plan and agreement is on file in the office of the Secretary of Team, Inc., 200 Hermann Drive, Alvin, Texas 77511.

At the end of the Restricted Period for Restricted Stock, such Restricted Stock will be transferred free of all restrictions to a Participant (or his Successors).

4.	Substitution of Cash. The Committee may, in its discretion, substitute cash equal to the Fair Market Value (determined as of the date of distribution) of Stock otherwise required to be distributed to a Participant.

V. STOCK UNITS AND PERFORMANCE SHARE AWARDS

1.	Definition. A “Stock Unit” Award is the grant of a right to receive shares of Stock or cash in the future. A “Performance Share” Award is a grant of a right to receive shares of Stock or Stock Units which is contingent on the achievement of performance or other objectives during a specified period. The number of Performance Shares earned, and the value received for them, will be contingent on the degree to which the performance measures established at the time of the initial award are met. The minimum vesting or performance period for Awards of Stock Units and Performance Shares shall be subject to the provisions of Part I, paragraph 5.

2.	Eligibility. The Committee shall designate the Participants to whom Stock Units or Performance Share Awards are to be awarded, and the number of units or shares to be the subject of such awards.

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3.	Terms and Conditions of Awards. For each Participant, the Committee will determine the timing of awards; the number of Stock Units or Performance Units awarded; the value of Stock Units and Performance Units, which may be stated either in cash or in shares of Stock; the performance measures used for determining whether the Performance Shares are earned; the performance period during which the performance measures will apply (which shall be subject to the provisions of Part I, paragraph 5); the relationship between the level of achievement of the performance measures and the degree to which Performance Shares are earned; whether, during or after the performance period, any revision to the performance measures or performance period should be made to reflect significant events or changes that occur during the performance period (subject to the provisions of Part I, paragraph 5); the number of earned Performance Shares that will be paid in cash and/or shares of Stock; and whether dividend equivalents will be paid on Stock Units, either currently or on a deferred basis. All Awards of Stock Units and Performance Shares shall be made in accordance with the limits set forth in Part I, paragraph 5 hereof.

4.	Payment. The Committee will compare the actual performance to the performance measures established for the performance period and determine the number of units to be paid and their value. Payment for Stock Units or Performance Shares earned shall be wholly in cash, wholly in Stock or in a combination of the two, in a lump sum or installments, and subject to vesting requirements and such other conditions as the Committee shall provide. The Committee will determine the number of earned Stock Units or Performance Shares to be paid in cash and the number to be paid in Stock. For Stock Units or Performance Shares payable in shares of Stock, one share of Stock will be paid for each share earned, or cash will be paid for each share earned equal to either (a) the Fair Market Value of a share of Stock at the delivery date or the end of the performance period, as applicable, or (b) the Fair Market Value of the Stock averaged for a number of days determined by the Committee. For Stock Units or Performance Shares awarded in cash, the value of each share earned will be paid in its initial cash value, or shares of Stock will be distributed based on the cash value of the shares earned divided by (a) the Fair Market Value of a share of Stock at the delivery date or end of the performance period, as applicable, or (b) the Fair Market Value of a share of Stock averaged for a number of days determined by the Committee.

5.	Death or Termination of Employment or Service. A Participant whose employment or service with the Company and Affiliates terminates because of death either (i) during a performance period, or (ii) prior to the delivery date for Stock Units, shall be entitled to the prorated value of earned Performance Shares or Stock Units, at the conclusion of the performance period (or the deferred delivery date) based on the ratio of the months the Participant was employed (or during which he rendered services as a director or consultant) during the period to the total months of the performance period (or from the date of the award of the Stock Units until the deferred delivery date). If the Participant’s employment or service with the Company and Affiliates terminates for any reason other than death (i) during a performance period, or (ii) prior to the delivery date for deferred Stock Units, the Performance Shares or Stock Units will be forfeited on the date his employment or service with the Company and Affiliates terminates. Notwithstanding the foregoing provisions, but subject to the limitations contained in Part I, paragraph 5 herein, the Committee may determine that the Participant will be entitled to receive all or any portion of the Performance Shares or Stock Units that he would otherwise receive, and may accelerate the determination and payment of the shares or units or make such other adjustments as the Committee, in its sole discretion, deems desirable.

VI. PERFORMANCE-BASED AWARDS

1.	Performance-Based Awards. The Committee may grant to officers and other key employees of the Company the prospective contingent right to receive payments of stock, cash or any combination thereof as may be designated or established by the Committee (“Performance-Based Awards”). Performance-Based Awards

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shall be earned by Participants only if specified Performance Goals are satisfied in the applicable Performance Cycle. The Committee shall, in its sole discretion, determine the officers and other key employees eligible to receive Performance-Based Awards. At the time each grant of a Performance-Based Award is made, the Committee shall establish the applicable Performance Cycle, the Performance Measure and Performance Goals in respect of such Performance-Based Award. The number of shares of stock and/or the amount of cash earned and payable in settlement of a Performance-Based Award shall be determined by the Committee at the end of the Performance Cycle.

2.	Award Agreement. The Award Agreement for each Performance-Based Award shall provide that, in order for a Participant to earn all or a portion of the stock or cash subject to such Performance-Based Award, the Company must achieve certain Performance Goals over a designated Performance Cycle having a minimum duration of one year. The Performance Goals and Performance Cycle shall be established by the Committee in its sole discretion. The Committee shall establish a Performance Measure for each Performance Cycle for determining the portion of the Performance-Based Award, which will be earned or forfeited, based on the extent to which the Performance Goals are achieved or exceeded. Performance Goals may include minimum, maximum and target levels of performance, with the size of the Performance-Based Award based on the level attained. Once established by the Committee and specified in the Award Agreement, and if and to the extent provided in or required by the Award Agreement, the Performance Goals and the Performance Measure in respect of any Performance-Based Award shall not be changed. The Committee may, in its discretion, eliminate or reduce (but not increase) the amount of any Performance-Based Award that otherwise would be payable to a Participant upon attainment of the Performance Goal(s) unless the Participant has a vested right under applicable employment law to receive the full Performance-Based Award.

3.	Determination of Terms of Awards. Performance-Based Awards may be made on such terms and conditions not inconsistent with the Plan, and in such form or forms, as the Committee may from time to time approve. Performance-Based Awards may be made alone, in addition to, in tandem with, or independent of other grants and awards under the Plan. Subject to the terms of the Plan, the Committee shall, in its discretion, determine the number of shares of Stock subject to each Performance Grant made to a Participant and the Committee may impose different terms and conditions on any particular Performance–Based Award made to any Participant. The Performance Goals, the Performance Cycle and the Performance Measure applicable to a Performance Grant shall be set forth in the relevant Award Agreement.

4.	Payments of Awards. Each Participant shall be entitled to receive payment in Stock or cash of the Performance-Based Awards earned in respect of a Performance Cycle, subject to the Committee’s discretion to eliminate or reduce the amount that would otherwise be payable to a Participant. Payment in settlement of a Performance-Based Award may be made in Stock, in cash, or in any combination of Stock and cash, and at such time or times, as the Committee, in its discretion, shall determine.

VII. GENERAL PROVISIONS

1.	Adjustments. In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a recapitalization, reclassification, stock split-up, combination of shares, or dividend or other distribution payable in capital stock, appropriate adjustment shall be made by the Committee in the number and kind of shares authorized or outstanding under the Plan, and the Maximum Award Limit. The Committee shall also make adjustments in the event of any distribution of assets to shareholders other than a normal cash dividend. In addition, the Committee

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shall make appropriate adjustment in the number and kind of shares as to which outstanding Awards, or portions thereof then unexercised, shall be exercisable, to the end that the proportionate interest of the holder of the Participant shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the Option price per share. The Company shall not in any case be required to sell, issue, or deliver a fractional share with respect to any Award.

(a)	In the event that the Board shall adopt resolutions recommending the dissolution or liquidation of the Company, any Option or Stock Appreciation Right Awards granted under the Plan shall terminate as of a date to be fixed by the Committee, provided that not less than thirty (30) days’ written notice of the date so fixed shall be given to each Participant and each such Participant shall have the right during such period to exercise his Option or Right as to all or any part of the shares covered thereby, including shares as to which such Option or Right would not otherwise be exercisable by reason of an insufficient lapse of time.

(b)	Upon a Change in Control, each outstanding Award shall become 100% vested as of the date of the Change in Control, provided that the Participant’s employment or service has not terminated prior to such date.

In the event of a Reorganization (as hereinafter defined) in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a wholly owned subsidiary of another company after the effective date of the Reorganization, then

(i)	If there is no plan or agreement respecting the Reorganization (“Reorganization Agreement”) or if the Reorganization Agreement does not specifically provide for the change, conversion or exchange of the shares under outstanding and unexercised stock options for securities of another corporation, then any Option granted under the Plan shall terminate as of a date to be fixed by the Committee, provided that not less than thirty (30) days’ written notice of the date so fixed shall be given to each Optionee and each such Optionee shall have the right during such period to exercise his Option as to all or any part of the shares covered thereby, including shares as to which such Option would not otherwise be exercisable by reason of an insufficient lapse of time.

(ii)	If there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion, or exchange of the shares under outstanding and unexercised stock options and rights for securities of another corporation, then the Committee shall adjust the shares under such outstanding and unexercised stock options and rights (and shall adjust the shares remaining under the Plan which are then available to be optioned under the Plan, if the Reorganization Agreement makes specific provision therefor) in a manner not inconsistent with the provisions of the Reorganization Agreement for the adjustment, change, conversion, or exchange of such stock and such Options and rights.

(c)	The term “Reorganization” as used herein shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company, or sale, pursuant to an agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a wholly owned subsidiary of another company after the effective date of the Reorganization. The provisions hereof shall comply with Section 424(a) of the Code except to the extent the Committee determines otherwise.

(d)	Adjustments and determinations hereunder shall be made by the Committee, whose decisions shall be final, binding, and conclusive.

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2.	Restrictions on Issuing Shares. The issuance of Shares under the Plan shall be subject to the condition that if at any time the Company shall determine in its discretion that the listing, registration, or qualification of any shares otherwise deliverable upon such exercise upon any securities exchange or under any state or federal law, or that the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in any such event, such exercise shall not be effective unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Without limiting the foregoing, the Company will not be obligated to sell any Shares hereunder unless the Shares are at the time effectively registered or exempt from registration under the Securities Act of 1933, as amended, and applicable state securities laws. The Participant shall make such investment representations to the Company and shall consent to the imposition of such legends on the stock certificates as are necessary, in the opinion of the Company’s counsel, to secure to the Company an appropriate exemption from applicable securities laws.

3.	Withholding of Taxes. All Awards and payments under the Plan are subject to withholding of all applicable taxes, which withholding obligations may be satisfied, with the consent of the Committee, through the surrender of shares of Common Stock which the Participant already owns, or to which a Participant is otherwise entitled under the Plan. The Company shall have the right to deduct from all amounts paid in cash in consequence of the exercise of an Option or Stock Appreciation Right or in connection with an award of Restricted Stock or Stock Units and Performance Share Awards under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant is entitled to receive shares of Common Stock pursuant to the exercise of an Option or a Stock Appreciation Right or with respect to an award of Stock Units and Performance Share Awards pursuant to the Plan, the Company shall have the right to require the Participant to pay to the Company the amount of any taxes that the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain, or sell without notice, a sufficient number of such shares to cover the amount required to be withheld. Upon the disposition (within the meaning of Code Section 424(c)) of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to the expiration of the holding period requirements of Code Section 422(a)(1), the employee shall be required to give notice to the Company of such disposition and the Company shall have the right to require the employee to pay to the Company the amount of any taxes that are required by law to be withheld with respect to such disposition. Upon termination of the Restricted Period with respect to an award of Restricted Stock (or such earlier time, if any, as an election is made by the Participant under Code Section 83(b), or any successor provisions thereto, to include the value of such shares in taxable income), the Company shall have the right to require the Participant to pay to the Company the amount of taxes that the Company is required to withhold with respect to such shares of Common Stock or, in lieu thereof, to retain or sell without notice a sufficient number of shares of Common Stock held by it to cover the amount required to be withheld. The Company shall have the right to deduct from all dividends paid with respect to Restricted Stock the amount of taxes that the Company is required to withhold with respect to such dividend payments.

4.	Use of Proceeds. The proceeds received by the Company from the sale of Common Stock pursuant to the exercise of Options granted under the Plan shall be added to the Company’s general funds and used for general corporate purposes.

5.	Amendment, Suspension, and Termination of Plan.

(a)	The Board shall have complete discretionary authority and power to amend, suspend or terminate the Plan at any time, subject to the following provisions:

(i)	Any material amendment, including but not limited to an amendment increasing the number of shares of Common Stock provided in Part I, amending the limitations set forth in Part I, paragraph 5, or increasing the Maximum Award Limit may not be made without shareholder approval.

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(ii)	The Board may not, without the Participant’s written consent, modify the terms and conditions of an Award in a manner that impairs any right or obligation previously granted.

(iii)	No amendment, suspension or termination of the Plan shall, without the Participant’s written consent, alter, terminate or impair any right or obligation under any Award previously granted under the Plan.

(b)	Unless previously terminated, the Plan shall terminate with respect to the issuance of any new Awards, and no more Awards may be granted after July 31, 2016. The Plan shall continue in effect with respect to Awards granted before termination of the Plan until such Awards have been settled, terminated, or forfeited.

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APPENDIX II

Charter of the

Audit Committee of the Board of Directors

June 2007

Purpose

The primary purpose of the Audit Committee (the “Committee”) of Team, Inc. (the “Company”) is to assist the Board of Directors (the “Board”) in fulfilling its oversight responsibilities. The Committee does so by:

1.	Maintaining free and open communication between the Board, the Company’s independent auditor, the Company’s internal audit (“Audit Services”) and the Company’s management (“Management”);

2.	Working with a firm of independent registered public accountants (“Independent Auditor”) in preparing the audit statements and monitoring the independence of the Independent Auditor;

3.	Reviewing the financial statements and other financial information provided by the Company to the Securities and Exchange Commission or released to the public;

4.	Reviewing the Company’s systems of internal controls regarding financial reporting, accounting, legal compliance and ethics that the Company’s management and the Board have established;

5.	Overseeing the Company’s internal auditing, accounting and financial reporting processes generally.

Consistent with these functions, the Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels.

Committee Membership and Authority

1.	The Committee shall be comprised of three or more members, each of whom is a member of the Board and satisfies the director independence requirements of any stock exchange on which the Company’s stock is listed and Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”), and shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

2.	Each member of the Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, statement of operations (income statement) and statement of cash flows. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or by an outside organization.

3.	At least one member of the Committee shall have sufficient accounting or related financial management expertise to qualify as “financially sophisticated” under the rules of any stock exchange on which the Company’s stock is listed, and if possible as an “audit committee financial expert” under Item 401(h) of Regulation S-K under the Securities Act of 1933.

4.	The members of the Committee shall be appointed, and may be replaced, by majority vote of the Board at the annual meeting of the Board. Each member shall serve until that member’s successor is duly elected and qualified, or until that member’s earlier resignation or replacement.

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5.	Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership. The Committee Chair shall chair all regular sessions of the Committee and set the agendas for meetings of the Committee.

6.	To the extent permitted by law, by the Company’s bylaws, and by the requirements of the exchange on which the Company’s stock is traded, the Committee may designate one or more Subcommittees of one or more members of the Committee and delegate matters and powers to the Subcommittee(s) or to other individuals. Any delegation of authority does not absolve the Committee of its responsibilities under this Charter.

7.	In discharging its duties and responsibilities, the Committee is empowered to investigate any matter relating to its duties and responsibilities, and shall have full access to all books, records, facilities, personnel, and Management of the Company.

8.	The Committee shall have sole authority, at the Company’s expense and without further approval of the Board required, to retain and terminate such outside legal, accounting, consulting, or other outside advisors as the Committee deems advisable, and the Company shall promptly pay for the fees and costs of such advisors according to its normal business practices.

9.	The Committee shall determine, and the Company shall pay, the Committee’s ordinary administrative expenses necessary or appropriate to carry out its duties. [Rule 10-3(b)(5)(iii)]

Meetings

1.	The Committee shall meet at least once quarterly, or more frequently as circumstances dictate. Any member of the Committee may call a meeting of the Committee.

2.	As part of its job to foster open communication, the Committee should meet at least annually with Management, Audit Services, and the Independent Auditor in separate sessions to discuss any matters that the Committee or any of these groups believe should be discussed privately.

3.	In addition, the Committee or its Chair should meet with the Independent Auditor, Management and the Director, Audit Services quarterly to review the Company’s financial statements.

Responsibilities and Powers

The Committee’s responsibilities and powers are to:

A.	Serve as the Company’s primary point of contact with and overseer of its Independent Auditor, and provide an open avenue of communication among the Independent Auditor, the Company’s financial and senior management, and the Board.

B.	Review and appraise the audit performed by the Independent Auditor.

C.	Provide functional oversight to internal audit.

D.	Monitor the Company’s financial reporting process and internal control system.

Prepare the Committee’s report to be included in the Company’s annual report and proxy statement, as required by the Exchange Act and any other applicable laws, rules and regulations.

In fulfilling these responsibilities and powers, the Committee shall:

Oversight of the Company’s Financial Statements and Disclosures

1.	Prior to the audit, discuss with Management, the Independent Auditor and Audit Services the scope of the audit.

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2.	Review and discuss with Management and the Independent Auditor the Company’s audited annual financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

3.	Review all reports from the Independent Auditor pursuant to applicable laws, rules and regulations.

4.	Although, Management is responsible for determining that the financial statements are accurate, complete and in accordance with generally accepted accounting principles and has responsibility for establishing controls over financial reporting, the Audit Committee will review annually all critical accounting policies and practices to be used, including;

A.	All alternative treatments of financial information within generally accepted accounting principles that have been discussed with Management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Independent Auditor; and

B.	Other material written communications between the Independent Auditor and Management, such as any management letter or schedule of unadjusted differences.

5.	Recommend to the Board, based on the reviews and discussions described above, whether the financial statements should be included in the Annual Report on Form 10-K.

6.	Review and discuss with Management and the Independent Auditor the Company’s financial statements prior to the filing of the quarterly report on Form 10-Q and prior to release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

7.	Review and discuss with the Independent Auditor, Management and Audit Services any major issues regarding the Company’s internal control over financial reporting and its accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles and internal control or the effect of regulatory and accounting initiatives, as well as the officer certifications required to be filed with each of the Company’s reports on Forms 10-Q and 10-K.

8.	Review and discuss the Company’s disclosure controls and procedures with the Independent Auditor, Audit Services and Management.

9.	Consider the judgments of the Independent Auditor about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

Oversight of the Independent Auditor

10.	Directly appoint and retain or terminate, when appropriate, the Independent Auditor, who shall report directly to the Committee. In its capacity as a committee of the Board, the Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor, and for the resolution of disagreements between Management and the Independent Auditor.

11.	Approve in advance all audit engagement fees and terms of all audit services to be performed by the Independent Auditor. The Committee’s approval of the audit engagement shall be deemed to be a pre-approval of the audit service.

12.	Establish policies and procedures for the engagement of the Independent Auditor to provide permissible non-audit services, which shall include pre-approval of all permissible non-audit services to be provided by the Independent Auditor.

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13.	Obtain and review, at least annually, a report by the Independent Auditor describing:

A.	The Independent Auditor’s internal quality-control procedures;

B.	Any material issues raised by the Independent Auditor’s most recent internal quality-control review or peer review, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the Independent Auditor;

C.	Any steps taken to deal with any such issues; and

D.	All relationships between the Independent Auditor and the Company.

14.	Review and evaluate annually the qualifications, performance and independence of the Independent Auditor and the lead partner of the Independent Auditor, including whether the Independent Auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the Independent Auditor’s independence. This evaluation shall take into account the opinions of Management and the internal auditors.

15.	Oversee the regular rotation of the lead partner of the Independent Auditor at least every five years as required by law and evaluate the Independent Auditor annually for both audit quality and price.

16.	Establish policies for the hiring of employees or former employees of the independent auditor.

17.	Meet periodically and separately with the Independent Auditor, Audit Services and Management to review and discuss the adequacy and effectiveness of the internal control over financial reporting of the Company (with particular emphasis on the scope and performance of the internal audit function).

Oversight of the Internal Audit Function

18.	Periodically meet with Audit Services to discuss internal controls, the completeness and accuracy of management’s financial statements and any other operations, accounting and auditing matters as deemed necessary by the Committee.

19.	Review internal reports, or summaries thereof, prepared by Audit Services and delivered to management.

20.	Review and approve the appointment or change to the senior employee of Audit Services.

21.	In consultation with Management and the Independent Auditors review the scope of the Annual Audit Plan as prepared by Audit Services.

Process Improvement

22.	Establish regular and separate systems of reporting to the Audit Committee by each of Management, the Independent Auditor and Audit Services regarding any significant judgments made in Management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

23.	Establish and periodically review procedures for (a) receiving, handling, processing and retaining complaints received by the Company regarding accounting, internal accounting controls or audit matters, and (b) the confidential, anonymous submission of legitimate concerns by employees of the Company regarding any questionable accounting or auditing matters.

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24.	Following completion of the annual audit, review separately with each of Management, Audit Services, and the Independent Auditor any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to requested information.

25.	Review any significant disagreement among Management and the Independent Auditor in connection with the preparation of the financial statements.

26.	Review with the Independent Auditor, Management, and Audit Services the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

Ethical and Legal Compliance

27.	Prepare the Committee’s report to be included in the Company’s annual report and proxy statement, as required by the Exchange Act and any other applicable laws, rules and regulations.

28.	Review, with Management and the Company’s counsel, the Company’s compliance with its code of ethical conduct related to accounting, internal accounting controls, auditing matters, and securities trading policies by Company personnel, and advise the Board regarding the Company’s compliance.

29.	Review, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements, the Company’s compliance policies and any material reports, inquiries or correspondence received from regulators or government agencies which raise material issues regarding the Company’s financial statements or accounting policies.

30.	Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

Review and Evaluation

31.	Conduct at least annually an evaluation of the Committee’s performance to determine whether it is functioning effectively.

32.	Review and reassess the adequacy of this Charter at least annually, and recommend changes to the Board as conditions dictate.

33.	Report regularly to the Board with respect to the Committee’s performance of its responsibilities under this Charter.

Amendment

This Charter and any provision contained herein may be amended or repealed by the Board.

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APPENDIX III

Team, Inc.

Compensation Committee Charter

July 2008

I. Purpose

The Compensation Committee of the Board of Directors (the “Committee”) is appointed by the Board of Directors (the “Board”) upon the recommendation of the Corporate Governance and Nominating Committee (1) to oversee and administer the Company’s senior executive compensation polices, plans and practices, (2) to discharge the Board’s responsibilities relating to the fair and competitive compensation of the senior executives and other key employees of Team, Inc. (the “Company”) and (3) to produce an annual report on executive compensation for inclusion in the Company’s proxy statement in accordance with applicable rules and regulations. The Committee also provides oversight to ensure alignment of the Company’s compensation plans and policies with its business strategies.

II. Membership and Meetings

The Committee shall consist of not less than two directors, each of whom is appointed by the Board upon recommendation of the Corporate Governance and Nominating Committee. The Board shall designate the Chairman of the Committee (the “Chairman”) upon recommendation of the Corporate Governance and Nominating Committee. The members of the Committee shall meet the definitions of (a) a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and (b) an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and (c) meet the independence requirements of the NASDAQ stock market.

The Chairman shall be responsible for scheduling all meetings of the Committee and providing the Committee with a written agenda for each meeting. The Chairman shall preside at the meetings of the Committee. In the absence of the Chairman, the majority of the members of the Committee present at a meeting shall appoint a member to preside at the meeting. The Committee shall have an executive session at each meeting without management representatives present. The Committee shall make regular reports to the Board, and all actions of the Committee shall be reported to the Board at the next regular meeting of the Board. The Secretary of the Company, or a designee of the Chairman, shall keep the minutes of the Committee, which shall be distributed to all Board members. The Committee may adopt such other rules and regulations for calling and holding its meetings and for the transaction of business at such meetings as is necessary or desirable and not inconsistent with the provisions of the Bylaws of the Company or this Charter.

III. Authority and Responsibilities

1. The Committee shall review and approve employment agreements, base salaries, bonus payments, incentive plans, stock options, employee benefit plans and all other elements of compensation for the senior executives of the Company, including the Chief Executive Officer (collectively, the “Senior Executives”). The Committee shall not be required to review and approve employee benefit plans and other benefits under non-executive plans and programs generally applicable to the employees of Company, unless such plans or programs provide special benefits and compensation to the Senior Executives that are not available to employees generally. With respect to compensation of the Senior Executives, the Committee shall determine and approve policies, benchmarks, targets and measures affecting compliance with, and consistency between, Section 162(m) of the Internal Revenue Code and the Company compensation policies, goals and plans.

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2. The Committee shall annually review and approve corporate goals and objectives relevant to the compensation of the Senior Executives, evaluate the performance of the Senior Executives in light of those goals and objectives, and determine and approve the compensation levels of the Senior Executives based on the Committee’s evaluation. In determining the long-term incentive component of the compensation of the Senior Executives, the Committee should consider the Company’s performance and relative stockholder return, the value of similar incentive awards to persons holding comparable positions at comparable companies and the awards given to the Senior Executives in past years.

3. The Committee shall administer and make recommendations to the Board with respect to the Company’s incentive-compensation plans, equity-based plans, stock option plans, stock bonus plans and other compensation and benefit plans.

4. The Committee shall administer and make recommendations to the Board with respect to the Company’s severance arrangements and change in control arrangements pertaining to any of the Senior Executives to the extent such severance arrangements or change in control arrangements or provisions are not generally applicable to employees of the Company.

5. The Committee shall have the authority to authorize the issuance of the Company’s common stock pursuant to the provisions of the Company’s stock option plans, stock bonus plans, compensation and any other employee benefits plans of the Company.

6. The Committee shall make recommendations to the Board with respect to compensation programs for non-employee directors, committee chairpersons and committee members consistent with applicable governmental regulations and applicable requirements of the NASDAQ Stock Exchange and administer any related director compensation plans.

7. The Committee shall produce an annual report of the Committee on senior executive compensation as required by the Securities and Exchange Commission to be included in the Company’s annual meeting proxy statement consistent with applicable rules and regulations and shall review, discuss with management and approve the proposed Compensation Discussion and Analysis to be included in the Company’s filings with the Securities and Exchange Commission.

8. The Committee shall have the sole authority to retain and terminate any compensation consultant to be used by the Committee to assist in the evaluation of the compensation of the directors of the Company or the Senior Executives, and shall have the sole authority to approve the consultant’s fees and other material terms of their engagement.

9. The Committee shall be assisted by appropriate staff of the Company, and, in addition, the Committee may obtain assistance from such other persons, who need not be employees of the Company, or organizations as it may deem appropriate, with the expenses incurred in their use to be paid by the Company. The foregoing authority includes obtaining advice and assistance from internal or external legal, accounting or other advisors and consultants on compensation-related matters.

10. The Committee may appoint and delegate any of its duties to subcommittees as it deems appropriate in its sole discretion.

11. The Committee shall exercise such other duties and responsibilities as may be assigned by the Board from time to time.

12. The Committee shall review and establish Company stock ownership guidelines for the Senior Executives and members of the Board of Directors of the Company.

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13. The Committee shall perform such duties as may, from time to time, be delegated to the Committee under the compensation and benefit plans of the Company.

14. The Committee (in consultation with the other independent directors) shall plan for the succession for the position of Chairman and Chief Executive Officer and other Senior Executive positions.

IV. Meetings

The Committee will hold at least one regular meeting each fiscal year at such time and place as shall be determined by the Chairman. Special meetings may be called, as needed, by any member of the Committee and the meeting shall be duly constituted when attended by a majority of the Committee members. Advance written or oral notice of each meeting shall be given to each member of the Committee although such notice may be waived before, during or after such meeting by the members.

V. Miscellaneous

The Committee shall review and reassess the adequacy of this Charter and the composition of the Committee annually and recommend any proposed changes to the Board for approval. The Committee also shall annually evaluate its own performance and assess the effectiveness of the Committee.

Nothing in this Charter shall be deemed to amend the provisions of the Bylaws with respect to this Committee or other committees of the Board absent a separate resolution of the Board expressly amending the Bylaws.

A-III-3

APPENDIX IV

Charter of the

Corporate Governance and Nominating Committee

of the Board of Directors

July 2008

Purpose

The purpose of the Corporate Governance and Nominating Committee (the “Committee”) of the Board of Directors (the “Board”) of Team, Inc. (the “Company”) is to:

1.	Assist the Board in defining and assessing qualifications for membership on the Board, to identify qualified individuals, and to recommend to the Board nominees for the next annual meeting of shareholders;

2.	Develop and recommend to the Board appropriate corporate governance principles for the Company and update such recommendations from time to time as appropriate;

3.	Recommend appropriate policies and procedures to ensure the effective functioning of the Board; and

4.	Lead the annual review of performance of the Board and of all committees of the Board.

Committee Membership and Authority

1.	The Committee shall be comprised of not fewer than two nor more than three members, each of whom is a member of the Board and satisfies the director independence requirements of applicable securities laws and exchange requirements, as well as such other requirements as provided in the Company’s bylaws or as the Board shall otherwise determine.

2.	The members of the Committee shall be appointed, and may be replaced, by majority vote of the Board. Each member shall serve until that member’s successor is duly elected and qualified, or until that member’s earlier resignation or replacement.

3.	The Board shall designate a Chairman of the Committee from among the members of the Committee. The Committee Chairman shall chair all regular sessions of the Committee and set the agendas for meetings of the Committee.

4.	To the extent permitted by law, by the Company’s bylaws, and by NASDAQ, the Committee may designate one or more Subcommittees of one or more members of the Committee and delegate matters and powers to the Subcommittee(s) or to other individuals. Any delegation of authority does not absolve the Committee of its responsibilities under this Charter.

5.	In discharging its duties and responsibilities, the Committee is empowered to investigate any matter relating to its duties and responsibilities, and shall have full access to all books, records, facilities, personnel, and management of the Company.

6.	The Committee shall have sole authority, at the Company’s expense, to retain and terminate such outside legal, accounting, consulting, or other outside advisors as the Committee deems advisable, including sole authority to retain and terminate search firms to assist in identifying candidates for the Board.

A-IV-1

Meetings

1.	The Committee shall meet as often as may be deemed necessary or appropriate to carry out its duties, but no less often than once annually. Any member of the Committee may call meetings of the Committee.

2.	Directors who are not members of the Committee may attend Committee meetings but may not vote. The Committee may invite any director, member of management, or other person that it deems appropriate in order to carry out its responsibilities.

3.	The Committee may meet separately with management or with outside advisors, and may exclude from its meetings or from any part of a meeting any person or persons the Committee deems appropriate in order to carry out its responsibilities.

4.	The Committee and each Subcommittee, if applicable, shall keep regular minutes of its meetings. Written or electronic minutes of each meeting shall be filed with the records of the Company and shall be available to any and all Directors of the Company.

5.	Any action required or permitted to be taken at a meeting of the Committee may be taken without a meeting if a consent in writing is signed by all Committee members or if all Committee members consent via electronic transmission. Any such consent must be filed with the Secretary of the Company and maintained in the record of the proceedings of the Committee.

Responsibilities and Duties

The duties and responsibilities of the Committee shall be:

1.	To make recommendations to the Board regarding composition and structure of the Board, including:

A.	The desired size of the Board and the number of nonindependent and independent directors, taking into consideration the qualifications of the Board as a whole.

B.	A slate of nominees for election or reelection to the Board at the annual meeting of the shareholders. While the Board shall continue to have complete discretion with respect to the nomination of directors, the Committee shall not nominate any person who shall have attained the age of 74 years or greater as of the date of such nomination.

C.	The nature and duties of Board committees, including:

i.	Evaluating the charters, duties and powers of Board committees according to existing and planned Company objectives;

ii.	Recommending to the Board directors to serve on each committee and as chairman of the committee;

iii.	Recommending to the Board slates for annual election to a committee; and

iv.	Recommending directors to fill committee vacancies.

2.	To monitor the independence of the Company’s directors and to review any potential conflict of interest between a director and the Company.

3.	To establish specific, minimum qualifications that the Committee believes must be met by a nominee for membership on the Board, and to seek out and identify individuals qualified to become members of the Board and to fill vacancies on the Board as they occur. A nominee:

A.	Shall be well regarded in the community and have demonstrated the highest personal and professional integrity;

B.	Shall have demonstrated good common sense and judgment;

A-IV-2

C.	Shall, in the opinion of the Committee, be most effective, in conjunction with other nominees to the Board and with the incumbent directors, in serving the long-term interest of the Company’s shareholders;

D.	A positive record of accomplishment in present and prior positions;

E.	If serving on another board, shall an excellent reputation for preparation, attendance, participation, interest and initiative;

F.	Shall have business and/or professional knowledge and experience applicable to Company and shareholder goals and perspectives;

G.	Shall be accepting of the limitation son board memberships and the willingness to meet the equity interest holding requirement;

H.	Shall have the time, energy, interest and willingness to become involved in the Company and its future; and

I.	Shall meet such other requirements as the Committee shall determine.

4.	To evaluate incumbent directors before recommending that the Board nominate such directors for reelection to the Board.

5.	To describe procedures to be followed by shareholders of the Company in recommending nominees for membership on the Board, and to receive and evaluate shareholder nominations for directors.

6.	To prescribe and administer orientation guidelines for new directors with respect to the duties of a director of the Company.

7.	Following a review of shareholder proposals received by the Company for inclusion in the Company’s annual proxy statement, to recommend that the Board support, object to, or take no position with respect to any such proposal.

8.	To review corporate governance matters required by applicable law, rule or regulation to be included in the Company’s annual proxy statement.

9.	To make recommendations to the Board regarding retirement policies for directors.

10.	To develop and recommend that the Board adopt a set of corporate governance principles for the Company

A.	The Committee shall develop the initial set of principles in accordance with standards required under applicable law and the requirements of the NASDAQ stock exchange.

B.	The Committee shall periodically review the adequacy and appropriateness of the corporate governance principles and recommend to the Board any amendments to those principles, including those necessitated by change in applicable law, rules, regulations or listing standards.

11.	To oversee an annual self-evaluation of the Board and of each committee of the Board.

A.	Each such evaluation shall be available to all members of the Board.

B.	As part of its oversight, the Committee shall determine the matters to be evaluated in connection with the Board evaluation and the process for that evaluation, and shall recommend to the Board the process for self-evaluation by the committees of the Board.

C.	The Committee’s annual self-evaluation shall be performed in accordance with the process determined by the Board, and shall include an assessment of and any recommended amendments to this Charter, subject to Board approval.

Amendment

This Charter and any provision contained herein may be amended or repealed by the Board.

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This map is provided for the convenience of our shareholders attending the 2008 Annual Meeting of Shareholders. Complimentary parking will be provided. In case of any difficulty, please telephone the Company at (281) 331-6154.

TEAM, INC.

ANNUAL MEETING

(200 Hermann Drive)

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY TEAM, INC.

THIS PROXY IS SOLICITED BY THE

BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF

SHAREHOLDERS – SEPTEMBER 25, 2008

The undersigned hereby appoints TED W. OWEN and ANDRE C. BOUCHARD with full power of substitution and ratification, attorney and proxy of the undersigned to vote all shares of Team, Inc. which the undersigned is entitled to vote at the annual meeting of shareholders to be held at Team’s offices at 200 Hermann Drive, Alvin, Texas 77511, at 3:00 p.m. (local time) on Thursday, September 25, 2008, and at any adjournment(s) or postponement(s) thereof.

	For	With-hold	For All Except
1. Election of Class I Directors	☐	☐	☐

The Board of Directors Recommends

a Vote FOR All Nominees

Nominees: Louis A. Waters and Philip J. Hawk

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

_________________________________________________________________

	For	Against	Abstain
2. Approval of the material terms of performance goals that may apply to awards under the First Amended and Restated Team, Inc. 2006 Stock Incentive Plan.	☐	☐	☐
3. In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting.

This Proxy will be voted in accordance with the specifications made hereon. If no contrary specification is made, then this Proxy will be voted FOR the election of the two nominees named herein for Class I Directors to hold office until the 2011 Annual Meeting of Shareholder, and in the discretion of the proxies for such other business as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement furnished herewith. PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY in the enclosed, pre-addressed stamped envelope.

For a Valid Proxy, please be sure to sign and date this Proxy in the box below.	Date	THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Shareholder sign above	Co-holder (if any) sign above

+	+

¿  Detach above card, sign, date and mail in postage paid envelope provided.   ¿

TEAM, INC.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

______________________________________________

______________________________________________

______________________________________________

REVOCABLE PROXY

TEAM, INC.

ANNUAL MEETING OF SHAREHOLDERS

SEPTEMBER 25, 2008

3:00 P.M.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints TED W. OWEN and ANDRE C. BOUCHARD with full power of substitution and ratification, attorney and proxy of the undersigned to vote all shares of Team, Inc. which the undersigned is entitled to vote at the annual meeting of shareholders to be held at Team’s offices at 200 Hermann Drive, Alvin, Texas 77511, at 3:00 p.m. (local time) on Thursday, September 25, 2008, and at any adjournment(s) or postponement(s) thereof.

PLEASE VOTE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE

ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE

INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

À        FOLD AND DETACH HERE         À

TEAM, INC. – ANNUAL MEETING, SEPTEMBER 25, 2008

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.	Call toll free 866-439-4324 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2.	Via the Internet at https://www.proxyvotenow.com/tisi and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

Annual Meeting of Shareholders SEPTEMBER 25, 2008	Revocable Proxy TEAM, INC.	Please mark as indicated in this example	☒

	For	Withhold All	For All Except		For	Against	Abstain
1. Election of Class I Directors The Board of Directors Recommends a Vote FOR all Nominees Nominees: (01) Louis A, Waters and (02) Philip J. Hawk	☐	☐	☐	2. Approval of the material terms of performance goals that may apply to awards under the First Amended and Restated Team, Inc. 2006 Stock Incentive Plan.	☐	☐	☐

INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s) name(s) or number(s) in the space provided below.

______________________________________________________

3. In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting.

				Mark here if you plan to attend the meeting			☐
				Mark here for address change and note change			☐

______________________________________________________________

______________________________________________________________

This Proxy will be voted in accordance with the specifications made thereon. If no contrary specification is made, then this Proxy will be voted FOR the election of the two nominees named herein for Class I Directors to hold office until the 2011 Annual Meeting of Shareholders, and in the discretion of the proxies for such other business as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement furnished herewith. PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY in the enclosed, pre-addressed stamped envelope.

For a Valid Proxy, please be sure to date and sign this proxy card in the box below.	Date

Sign above	Co-holder (if any) sign above

+	* * * IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW * * *	+

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL

¿                                                                                                                               ¿

PROXY VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:

1.	By Mail; or
2.	By Telephone (using a Touch-Tone Phone); or
3.	By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m. September 25, 2008. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., September 25, 2008: 866-439-4324	Vote by Internet anytime prior to 3 a.m., September 25, 2008 go to https://www.proxyvotenow.com/tisi

Please note that the last vote received, whether by telephone, Internet, or by mail, will be the vote counted.

Your vote is important!